UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

             Investment Company Act file number_811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:_(650) 312-2000

Date of fiscal year end:_2/28

Date of reporting period: _02/28/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
February 28, 2015

Franklin Tax-Free Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Municipal Bond Market Overview	3
Investment Strategy and
Manager’s Discussion	4
Franklin Alabama
Tax-Free Income Fund	5
Franklin Florida
Tax-Free Income Fund	12
Franklin Georgia
Tax-Free Income Fund	19
Franklin Kentucky
Tax-Free Income Fund	26
Franklin Louisiana
Tax-Free Income Fund	32
Franklin Maryland
Tax-Free Income Fund	39
Franklin Missouri
Tax-Free Income Fund	47
Franklin North Carolina
Tax-Free Income Fund	55
Franklin Virginia
Tax-Free Income Fund	63
Financial Highlights and
Statements of Investments	71
Financial Statements	125
Notes to Financial Statements	136
Report of Independent Registered
Public Accounting Firm	148
Tax Information	149
Board Members and Officers	150
Shareholder Information	155

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Annual Report

Municipal Bond Market Overview

For the fiscal year ended February 28, 2015, municipal bond market performance remained strong as prices rose. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, generated a +6.49% total return for the period.1 In comparison, the Barclays U.S. Treasury Index posted a 12-month total return of +4.40%.1 During the same period, the Barclays 10-Year Municipal Bond Index delivered a +6.26% total return.1

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ending the program over the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for 12 consecutive months as of February.

Data released during the period under review suggested that economic activity grew at a moderate pace. The unemployment rate declined from 6.7% in February 2014 to 5.5% in February 2015, while the consumer price index was unchanged over the same period.2 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has been more concerned with the former, seeking to foster greater economic growth. As a result, the Fed kept its target rate at 0%–0.25% during the past 12 months.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act. On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation

Debt Enforcement and Recovery Act was unconstitutional. As expected, Puerto Rico appealed the ruling on February 10, 2015. The ruling led to price volatility among several Puerto Rico municipal bond issues. Generally, prices rose for those agencies covered by the restructuring act and fell for those not covered by the law.

The ruling also prompted independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut. In an unrelated ratings action, Moody’s lowered the City of Chicago’s rating by one notch to Baa2. The rating agency cited budgetary pressures from the city’s underfunded public pensions as the largest reason for the downgrade. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable. Fallout from such headlines during the reporting period was no exception.

Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

We are pleased to bring you Franklin Alabama Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AA	64.88%
A	15.11%
BBB	3.66%
Below Investment Grade	3.79%
Refunded	6.21%
Not Rated	6.35%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.18 on February 28, 2014, to $11.55 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 44.01 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.57% based on an annualization of the 3.59 cent per share February dividend and the maximum offering price of $12.06 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Alabama personal income tax bracket of 46.42% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C
March	3.74	3.23
April	3.69	3.18
May	3.74	3.23
June	3.74	3.22
July	3.74	3.22
August	3.74	3.22
September	3.61	3.08
October	3.61	3.08
November	3.61	3.08
December	3.61	3.05
January	3.59	3.03
February	3.59	3.03
Total	44.01	37.65

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 73.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

State Update

Alabama’s economy grew moderately during the period under review. Manufacturing activity, particularly in the motor vehicle industry, grew steadily as exports accelerated in 2014 driven by automobile shipments as well as the sale of industrial products globally. The housing market showed signs of recovery as home prices increased, although the volume of new construction permits fluctuated. Business sentiment in the state remained generally positive and better than in the nation as a whole. Job additions continued at a robust pace with significant gains in the automotive industry, while wages remained relatively flat. For the 12 months ended February 28, 2015, the state added significant numbers of jobs in the leisure and hospitality, professional and business services, and education and health services sectors, and the smaller information sector also experienced notable growth. In contrast, the government and trade, transportation and utilities sectors exhibited weak job growth. Alabama’s unemployment rate declined sharply during the period and ended at 5.8% in February, which was higher than the 5.5% national average.3

Alabama has two major operating funds — the education trust fund (ETF), the main funding source for education programs, and the general fund, the primary funding source for Medicaid and other non-education government programs. ETF revenues for fiscal year 2014 (ended September 30, 2014) were up slightly compared with the previous year but missed budget estimates. General fund receipts were also slightly higher, with major contributions from insurance premium taxes and interest earned by the Alabama Trust Fund, which comprises revenues from offshore drilling rights and royalties from gas production. During the first four months of fiscal year 2015, general fund revenue collections were slightly lower than projections, while ETF collections exceeded projections, mainly driven by increases in income and sales taxes. The fiscal year 2015 budget projected modest increases in the general fund and ETF appropriations compared with fiscal year 2014. Additionally, the budget estimated increases in total Medicaid spending compared with the previous year.

The state’s net tax-supported debt was 2.4% of personal income and $876 per capita, compared with the national medians of 2.6% and $1,054.4 Independent credit rating agency Standard & Poor’s (S&P) rated Alabama’s general obligation debt AA with a stable outlook. The rating reflected S&P’s assessment of the state’s large and diversified economy, required spending reductions to address any revenue shortfalls, dedicated revenue for capital projects and debt service, and low debt levels.5 In S&P’s view, these strengths were counterbalanced by the state’s declining reserves, significant use of one-time revenues, a restrictive tax structure and below-average pension funding.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Utilities	19.0%
Higher Education	14.2%
Hospital & Health Care	13.6%
Refunded	11.8%
General Obligation	11.7%
Subject to Government Appropriations	10.1%
Tax-Supported	6.9%
Other Revenue	6.3%
Corporate-Backed	2.9%
Housing	2.2%
Transportation	1.3%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRALX)	$11.55	$11.18	+$	0.37
C (FALEX)	$11.69	$11.31	+$	0.38

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4401
C	$0.3765

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.71%
1-Year	+	7.35%	+	2.75%	+	2.20%
5-Year	+	26.18%	+	3.85%	+	3.83%
10-Year	+	50.34%	+	3.71%	+	3.77%
C								1.26%
1-Year	+	6.77%	+	5.77%	+	5.28%
5-Year	+	22.77%	+	4.19%	+	4.15%
10-Year	+	42.36%	+	3.60%	+	3.65%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[5]		Distribution Rate[6]		Standardized Yield[7]		Standardized Yield[6]
A		3.57%		6.66%		1.63%		3.04%
C		3.11%		5.80%		1.20%		2.24%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN ALABAMA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/15.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Alabama personal income tax rate of 46.42%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

10 | Annual Report

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,023.30	$3.61
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61
C
Actual	$1,000	$1,021.00	$6.36
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.36

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Florida Tax-Free Income Fund

We are pleased to bring you Franklin Florida Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	7.82%
AA	42.51%
A	37.07%
BBB	2.90%
Below Investment Grade	5.93%
Refunded	3.49%
Not Rated	0.28%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.05 on February 28, 2014, to $11.38 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 49.04 cents per share for the same period.2 The Performance Summary beginning on page 15 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.00% based on an annualization of the 3.96 cent per share February dividend and the maximum offering price of $11.89 on February 28, 2015. An investor in the 2015 maximum federal income tax bracket of 43.40% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.07% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C
March	4.12	3.62
April	4.12	3.62
May	4.12	3.62
June	4.17	3.65
July	4.17	3.65
August	4.17	3.65
September	4.17	3.64
October	4.06	3.53
November	4.06	3.53
December	3.96	3.43
January	3.96	3.43
February	3.96	3.43
Total	49.04	42.80

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 78.

12 | Annual Report

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

State Update

Florida’s economy continued its recovery during the reporting period as growth in state employment and population exceeded national averages. All major sectors grew in 2014, led by the construction sector as it benefited from an improving housing market. Tourism was also particularly strong. However, Florida’s employment figures still have a long way to go before reaching prerecession levels. Florida’s unemployment rate began the period at 6.5% and ended the period at 5.6%, which was slightly higher than the 5.5% national average.3

In December 2014, Florida projected increasing revenues in fiscal years 2015 and 2016, mostly due to higher sales and documentary stamp tax collections and stronger real estate activity. Given favorable revenue trends, the state forecast that its reserves at the end of fiscal year 2015 would be greater than what was estimated when the budget was adopted. Governor Rick Scott’s budget proposal for fiscal year 2016 focused on increasing education spending and reducing taxes, as well as reducing the state’s workforce by eliminating vacant positions. Expected increases in local property taxes were slated to boost school funding.

Florida’s net tax-supported debt was 2.5% of personal income and $1,008 per capita, slightly lower than the national medians of 2.6% and $1,054.4 Standard & Poor’s (S&P) rated Florida’s general obligation debt AAA with a stable outlook, reflecting the independent credit rating agency’s assessment of the state’s improved economic climate, better-than-expected general revenue growth, restoration of structural budgetary balance, moderate debt burden and solid reserve levels.5 Some challenges that S&P cited included Florida’s job losses that have not yet been fully recouped and an improved, but still weak, housing market.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Utilities	25.6%
Transportation	17.8%
Hospital & Health Care	17.0%
Refunded	9.0%
Tax-Supported	8.6%
General Obligation	8.5%
Subject to Government Appropriations	5.7%
Higher Education	3.8%
Other Revenue	2.8%
Housing	1.2%

*Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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| 13

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

14 | Annual Report

franklintempleton.com

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRFLX)	$11.38	$11.05	+$	0.33
C (FRFIX)	$11.59	$11.25	+$	0.34

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4904
C	$0.4280

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.62%
1-Year	+	7.57%	+	3.00%	+	2.87%
5-Year	+	24.03%	+	3.50%	+	3.45%
10-Year	+	49.42%	+	3.65%	+	3.68%
C								1.17%
1-Year	+	6.94%	+	5.94%	+	5.91%
5-Year	+	20.55%	+	3.81%	+	3.81%
10-Year	+	41.45%	+	3.53%	+	3.57%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[5]		Distribution Rate[6]		Standardized Yield[7]		Standardized Yield[6]
A		4.00%		7.07%		1.81%		3.20%
C		3.55%		6.27%		1.39%		2.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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| 15

FRANKLIN FLORIDA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

16 | Annual Report

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FRANKLIN FLORIDA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/15.
6. Taxable equivalent distribution rate and yield assume the 2015 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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| 17

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,030.60	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
C
Actual	$1,000	$1,028.10	$5.98
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64% and C: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

18 | Annual Report

franklintempleton.com

Franklin Georgia Tax-Free Income Fund

We are pleased to bring you Franklin Georgia Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	5.66%
AA	67.21%
A	18.81%
Below Investment Grade	4.12%
Refunded	3.28%
Not Rated	0.92%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.02 on February 28, 2014, to $12.46 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 45.69 cents per share for the same period.2 The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.43% based on an annualization of the 3.72 cent per share February dividend and the maximum offering price of $13.01 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Georgia personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.47% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C
March	3.91	3.36
April	3.91	3.36
May	3.91	3.36
June	3.91	3.35
July	3.91	3.35
August	3.82	3.26
September	3.72	3.15
October	3.72	3.15
November	3.72	3.15
December	3.72	3.13
January	3.72	3.13
February	3.72	3.13
Total	45.69	38.88

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 84.

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Annual Report

| 19

FRANKLIN GEORGIA TAX-FREE INCOME FUND

State Update

Georgia’s ongoing economic recovery faced some challenges during the reporting period. Abnormally cold weather conditions, geopolitical crises and temporary seasonal layoffs by the manufacturing and government sectors slowed job growth at the beginning of the period, including in the transportation logistics industry, a major source of state employment. However, recovery later in the period expanded all job sectors, led by leisure and hospitality as well as professional and business services. As a result, the state’s unemployment rate fell from 7.1% in February 2014 to 6.3% by period-end, which was higher than the 5.5% national average.3 Georgia’s housing market, which was hit hard by the recession, experienced modest growth during the period, and the number of new foreclosures declined.

Lawmakers revised Georgia’s fiscal year 2014 budget near the beginning of the reporting period and increased spending on education, health and human services, transportation and economic development. The increases were funded by a slight adjustment to the state’s reserve levels, an increase in revenue collections and projected surplus revenues. The fiscal year 2015 budget was greater than the prior year’s based on improved revenue collections. It featured a large expansion in education funding, including a partial restoration of previously cut K-12 funding. The budget also included increased spending on state employee retirement funding and compensation as well as for health and human services and infrastructure. Based on projections of continued revenue growth, the proposed fiscal year 2016 budget planned for more expansion and restoration of education funding, increased spending on state employee retirement, health plans and compensation, as well as more funding for Medicaid and children’s health care.

Georgia’s net tax-supported debt was 2.9% of personal income and $1,064 per capita, compared with the national medians of 2.6% and $1,054.4 Standard & Poor’s (S&P) rated Georgia’s general obligation debt AAA with a stable outlook, reflecting the independent credit rating agency’s view of the state’s recovering and well-diversified economy, strong financial monitoring and oversight, a history of maintaining fiscal balance through spending cuts, a depleted but gradually growing revenue shortfall reserve, and moderate debt with rapid amortization.5 S&P also noted Georgia’s slightly underfunded public employee retirement plans and significant other post-employment benefit liabilities but believed the state had made progress to adjust benefits to better manage ongoing costs.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Utilities	27.5%
Hospital & Health Care	18.0%
Subject to Government Appropriations	18.0%
Higher Education	8.7%
Refunded	8.4%
Tax-Supported	6.7%
General Obligation	6.1%
Transportation	5.3%
Housing	1.0%
Other Revenue	0.3%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

20 | Annual Report

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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| 21

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FTGAX)	$12.46	$12.02	+$	0.44
C (FGAIX)	$12.63	$12.17	+$	0.46

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4569
C	$0.3888

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.66%
1-Year	+	7.57%	+	3.03%	+	2.84%
5-Year	+	26.86%	+	3.96%	+	3.96%
10-Year	+	53.33%	+	3.92%	+	3.99%
C								1.21%
1-Year	+	7.06%	+	6.06%	+	5.77%
5-Year	+	23.47%	+	4.31%	+	4.31%
10-Year	+	45.27%	+	3.81%	+	3.88%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[5]		Distribution Rate[6]		Standardized Yield[7]		Standardized Yield[6]
A		3.43%		6.47%		1.48%		2.79%
C		2.97%		5.61%		1.03%		1.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

22 | Annual Report

franklintempleton.com

FRANKLIN GEORGIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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| 23

FRANKLIN GEORGIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/15.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Georgia personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

24 | Annual Report

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,026.30	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.41
C
Actual	$1,000	$1,023.90	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Kentucky Tax-Free Income Fund

We are pleased to bring you Franklin Kentucky Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	7.16%
AA	42.30%
A	32.96%
BBB	8.03%
Below Investment Grade	3.26%
Refunded	3.97%
Not Rated	2.32%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.12 on February 28, 2014, to $11.52 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 43.40 cents per share for the same period.2 The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.54%. An investor in the 2015 maximum combined effective federal and Kentucky personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund’s Class A tax-free distribution rate. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

Class A
3/1/14–2/28/15

Dividend per Share
Month	(cents)
March	3.65
April	3.65
May	3.65
June	3.65
July	3.65
August	3.60
September	3.60
October	3.60
November	3.60
December	3.60
January	3.60
February	3.55
Total	43.40

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 90.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Commonwealth Update

Kentucky’s ongoing economic recovery made gains but faced challenges during the 12-month reporting period. In the real estate market, home prices increased slightly compared with the previous year, and monthly foreclosures declined, remaining below the national average. Abnormally cold weather conditions early in the period slowed national demand for goods produced in the commonwealth. Later, improved weather led to job market gains as businesses worked to meet unfulfilled demand. The automobile manufacturing industry, which has long been an important source of jobs, contributed to an overall gain in manufacturing employment and provided a strong boost to Kentucky’s economy after pent-up demand generated record sales. In contrast, mining and logging, which continued to be affected by declining eastern Kentucky coal mining, lost jobs. Although the number of overall jobs increased and reached prerecession levels, job creation has not kept up with population growth, and the size of the labor force decreased largely because some workers stopped seeking jobs. Nevertheless, the unemployment rate declined from 7.3% at the beginning of the period to 5.2% by period-end, which was lower than the nation’s rate.3

In June, lawmakers attributed a revenue shortfall in fiscal year 2014 to underperformance of Kentucky’s largest revenue source, individual income tax collections. They responded by transferring funds from various agencies that were in excess of budgeted amounts, tapping the rainy day fund and cutting agency appropriations. They projected modest revenue growth for the 2015–2016 biennium based on a slow recovery in property taxes, softer profitability of certain companies and a weak sales tax base. Highlights of the commonwealth’s enacted biennial budget, which took effect on July 1, featured increased K-12 education and human services spending as well as investment in economic development. The budget also called for the full funding of the Kentucky Retirement System and raises for teachers and other state workers. Lawmakers achieved near structural balance by cutting commonwealth agency spending and reducing dependence on nonrecurring revenue. In January, the commonwealth reported that general fund receipts grew based on the strength of income tax withholdings, but that declining Road Fund revenues hurt by falling gasoline prices, and other declining revenue sources, would require close monitoring.

Kentucky’s net tax-supported debt was 5.7% of personal income and $2,037 per capita, compared with the national medians of 2.6% and $1,054.4 Moody’s Investors Service assigned Kentucky an issuer rating of Aa2, reflecting the independent credit rating agency’s assessment of the commonwealth’s record of proactive financial control and the positive economic impact of the automotive industry’s recovery.5 Moody’s upgraded its outlook to stable from negative, citing the commonwealth’s improved budgetary structural balance resulting from enacted cuts, less use of reserves and borrowing, modest pension reforms and its burgeoning auto industry. Moody’s cited concern about the state’s below-average credit profile based on its low per-capita income, above average debt levels and very large unfunded pension liabilities. However, Moody’s believed that fully funding Kentucky’s pensions should be manageable given modest revenue growth.

Portfolio Breakdown*

2/28/15

% of Total
Long-Term Investments*
Utilities	31.3%
Hospital & Health Care	18.8%
Subject to Government Appropriations	16.5%
Higher Education	9.1%
General Obligation	8.3%
Refunded	5.4%
Housing	4.1%
Other Revenue	2.3%
Transportation	2.2%
Tax-Supported	2.0%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRKYX)	$11.52	$11.12	+$	0.40

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4340

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.76%
1-Year	+	7.61%	+	3.07%	+	2.78%
5-Year	+	25.36%	+	3.73%	+	3.73%
10-Year	+	50.85%	+	3.74%	+	3.80%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[5]		Distribution Rate[6]		Standardized Yield[7]		Standardized Yield[6]
A		3.54%		6.68%		1.50%		2.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Distribution rate is based on an annualization of the 3.55 cent per share February dividend and the maximum offering price of $12.03 per share on 2/28/15.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Kentucky personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.

7. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,020.60	$3.86
Hypothetical (5% return before expenses)	$1,000	$1,020.98	$3.86

*Expenses are calculated using the most recent six-month annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Louisiana Tax-Free Income Fund

We are pleased to bring you Franklin Louisiana Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	1.65%
AA	42.76%
A	30.89%
BBB	6.18%
Below Investment Grade	2.90%
Refunded	12.77%
Not Rated	2.85%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.26 on February 28, 2014, to $11.62 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 45.70 cents per share for the same period.2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.65% based on an annualization of the 3.69 cent per share February dividend and the maximum offering price of $12.14 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Louisiana personal income tax bracket of 47.02% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.89% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C
March	3.88	3.37
April	3.88	3.37
May	3.88	3.37
June	3.94	3.41
July	3.94	3.41
August	3.94	3.41
September	3.79	3.24
October	3.69	3.14
November	3.69	3.14
December	3.69	3.14
January	3.69	3.14
February	3.69	3.14
Total	45.70	39.28

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 94.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

State Update

Louisiana’s economy expanded early in the period, resulting from growth in the oil and gas extraction industries, but faced significant challenges in the last half of the period after falling oil prices hurt the state’s energy-related industries. Even before oil and gas prices dropped, the labor force grew at a rate that exceeded jobseekers’ ability to find employment. This together with layoffs in response to the worldwide oil and gas glut pushed the unemployment rate from 5.4% at the beginning of the period to 6.7% at period-end, which was higher than the 5.5% national average.3 Despite negative energy industry trends, Louisiana’s economic indicators continued to gradually improve overall, and manufacturing activity increased during most of the period. In the housing market, the number of monthly foreclosures declined overall and remained well below the national average.

Lawmakers largely balanced the fiscal year 2014 budget with collections from legal settlements, property sales, lease payments and loan repayments. The enacted fiscal year 2015 budget was based on estimated growth in the general fund. Highlights included increased spending on education and health care, reductions in the state’s workforce through the consolidation of agencies, and initiatives to achieve savings in Medicaid. The state made timely midyear budget adjustments in response to slow revenue growth related to the recent drop in energy prices. However, the one-time revenue solutions to the fiscal year 2015 budget posed challenges to closing a larger gap in the proposed fiscal year 2016 budget. To balance a smaller fiscal year 2016 budget, the governor recommended reducing state department spending, including eliminating numerous unfilled Department of Education positions. The governor also proposed scaling back corporate tax credits and raising fees for college students, businesses and drivers to close the budget gap without raising taxes.

Louisiana’s net tax-supported debt was 3.7% of personal income and $1,464 per capita, compared with the national medians of 2.6% and $1,054.4 Standard & Poor’s (S&P) affirmed its AA rating of Louisiana’s general obligation debt but revised the outlook to negative based on recent revenue declines related to falling energy prices and a growing structural budgetary shortfall identified for fiscal year 2016.5 S&P’s rating reflected the independent credit rating agency’s view of the state’s uneven economic recovery that surpassed the nation’s in some respects and lagged in others, strong financial and budget management framework that requires balanced budgets, solid legal structure for paying off debts and a moderate debt and liability profile. According to S&P, these strengths were somewhat offset by the state’s below average funding of pensions and other postemployment benefits as well as structural budgetary imbalance based on reliance on nonrecurring funding sources worsened by slow revenue growth resulting from lower oil prices.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Utilities	17.9%
Refunded	15.1%
Tax-Supported	13.2%
Higher Education	10.2%
Subject to Government Appropriations	9.9%
Hospital & Health Care	9.7%
Transportation	7.9%
General Obligation	6.9%
Other Revenue	4.9%
Housing	2.9%
Corporate-Backed	1.4%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FKLAX)	$11.62	$11.26	+$	0.36
C (FLAIX)	$11.79	$11.41	+$	0.38

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4570
C	$0.3928

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.67%
1-Year	+	7.38%	+	2.81%	+	2.52%
5-Year	+	25.66%	+	3.77%	+	3.75%
10-Year	+	50.52%	+	3.72%	+	3.79%
C								1.22%
1-Year	+	6.87%	+	5.87%	+	5.56%
5-Year	+	22.31%	+	4.11%	+	4.10%
10-Year	+	42.54%	+	3.61%	+	3.67%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[5]		Distribution Rate[6]		Standardized Yield[7]		Standardized Yield[6]
A		3.65%		6.89%		1.54%		2.91%
C		3.20%		6.04%		1.09%		2.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Class C) per share on 2/28/15.
6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Louisiana personal income tax rate of 47.02%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,030.00	$3.47
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.46
C
Actual	$1,000	$1,027.60	$6.23
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.21

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Maryland Tax-Free Income Fund

We are pleased to bring you Franklin Maryland Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	11.60%
AA	36.24%
A	17.65%
BBB	10.19%
Below Investment Grade	7.74%
Refunded	12.87%
Not Rated	3.71%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.20 on February 28, 2014, to $11.55 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 41.62 cents per share for the same period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.35% based on an annualization of the 3.37 cent per share February dividend and the maximum offering price of $12.06 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Maryland state and local personal income tax bracket of 48.81% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.54% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.55	3.03	3.64
April	3.55	3.03	3.64
May	3.55	3.03	3.64
June	3.60	3.07	3.69
July	3.60	3.07	3.69
August	3.50	2.97	3.59
September	3.42	2.89	3.51
October	3.37	2.84	3.46
November	3.37	2.84	3.46
December	3.37	2.82	3.46
January	3.37	2.82	3.46
February	3.37	2.82	3.46
Total	41.62	35.23	42.70

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 100.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

State Update

Maryland’s economic growth was sluggish during the period under review, with lower general revenues, muted employment growth and falling average home prices. The state, which has a large percentage of its residents employed by the federal government, was negatively affected by federal spending cuts. Although Maryland’s unemployment rate fell in February to 5.5%, which matched the national average, employment growth was marginal.3 The state benefited from a rise in private sector payrolls, including in education and health services, and professional and business services, while manufacturing declined.

In December 2014, Maryland revised downward its general fund revenue estimates for fiscal years 2015 and 2016, primarily because of lower-than-expected personal income tax collections resulting from slower job growth and spending cuts by federal and state agencies. The proposed fiscal year 2016 budget included medical provider rate reductions, employee compensation cuts and continued state agency reductions. The state’s projected budget gaps also widened, fueled by an unexpectedly large increase in Medicaid enrollment stemming from the implementation of the Affordable Care Act, and from education funding and debt service. Maryland’s property taxes could not cover its rising debt service costs because of a soft housing market. The budget relied on a transfer of tax revenue and monies from the state’s revenue stabilization account to eliminate the budget gap. Modest spending increases were proposed for K-12 education, public safety, programs for the developmentally disabled, school nutrition, and economic and workforce development.

The state’s net tax-supported debt was 3.4% of personal income and $1,791 per capita, compared with the national medians of 2.6% and $1,054.4 Independent credit rating agency Moody’s Investors Service assigned a rating of Aaa to new Maryland general obligation bonds.5 Independent credit rating agency Standard & Poor’s (S&P) also affirmed its AAA rating and stable outlook for the state’s general obligation debt.6 S&P cited several of the state’s strengths including a broad and diverse economy, above-average wealth and income levels, strong financial and debt management policies, and moderate debt levels. However, Moody’s and S&P noted some downside risks, including Maryland’s below-average pension funding ratios, pace of economic growth and reduced flexibility to address future budget deficits.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Hospital & Health Care	20.0%
Utilities	15.5%
Higher Education	13.5%
Refunded	12.9%
General Obligation	12.3%
Housing	11.4%
Other Revenue	5.1%
Transportation	4.1%
Tax-Supported	3.8%
Subject to Government Appropriations	1.4%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14. 5. This does not indicate Moody’s rating of the Fund.

6. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FMDTX)	$11.55	$11.20	+$	0.35
C (FMDIX)	$11.75	$11.39	+$	0.36
Advisor (FMDZX)	$11.56	$11.20	+$	0.36

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4162
C	$0.3523
Advisor	$0.4270

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FRANKLIN MARYLAND TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.65%
1-Year	+	6.94%	+	2.37%	+	2.08%
5-Year	+	23.55%	+	3.42%	+	3.36%
10-Year	+	47.03%	+	3.48%	+	3.51%
C								1.20%
1-Year	+	6.33%	+	5.33%	+	4.94%
5-Year	+	20.21%	+	3.75%	+	3.67%
10-Year	+	39.21%	+	3.36%	+	3.39%
Advisor[5]								0.55%
1-Year	+	7.13%	+	7.13%	+	6.73%
5-Year	+	24.25%	+	4.44%	+	4.38%
10-Year	+	47.93%	+	3.99%	+	4.03%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.35%		6.54%		1.77%		3.46%
C		2.88%		5.63%		1.34%		2.62%
Advisor		3.59%		7.01%		1.95%		3.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +35.22%
and +5.47%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Maryland state and local personal income tax rate of 48.81%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,023.00	$3.36
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
C
Actual	$1,000	$1,019.80	$6.11
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor
Actual	$1,000	$1,024.30	$2.86
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Missouri Tax-Free Income Fund

We are pleased to bring you Franklin Missouri Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	11.73%
AA	44.80%
A	18.65%
BBB	9.34%
Below Investment Grade	5.33%
Refunded	8.02%
Not Rated	2.13%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.88 on February 28, 2014, to $12.21 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 46.46 cents per share for the same period.2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.60% based on an annualization of the 3.83 cent per share February dividend and the maximum offering price of $12.75 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Missouri personal income tax bracket of 45.97% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.80% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.92	3.37	4.03
April	3.92	3.37	4.03
May	3.92	3.37	4.03
June	3.92	3.37	4.01
July	3.92	3.37	4.01
August	3.88	3.33	3.97
September	3.83	3.27	3.94
October	3.83	3.27	3.94
November	3.83	3.27	3.94
December	3.83	3.26	3.94
January	3.83	3.26	3.94
February	3.83	3.26	3.94
Total	46.46	39.77	47.72

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 106.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

State Update

During the 12 months under review, Missouri’s strong and diverse economy continued to expand as manufacturing activity improved. In the housing market, home prices appreciated and the number of foreclosures declined for much of the period, remaining below the national average. Missouri’s personal income grew and unemployment claims declined. For the period under review, most sectors added jobs, notably in construction, manufacturing, and leisure and hospitality. The education and health services sector also added jobs. In contrast, the government and mining and logging sectors showed some weakness. Missouri’s unemployment rate declined from 6.4% in February 2014 to 5.5% in February 2015, which matched the national average.3

The state concluded fiscal year 2014 on June 30 with a shortfall in general revenue collections, the first shortfall since fiscal year 2010. General revenue collections were below projections mainly due to a decline in income tax revenues as a result of taxpayers’ acceleration of capital gains into fiscal year 2013. Individual income tax collections declined in fiscal year 2014, while revenues from sales tax and corporate income tax rose during the period. General fund collections for the 2015 fiscal year-to-date in February were up compared with the previous year with increases in individual income tax and sales and use tax. The proposed fiscal year 2016 budget assumed healthy revenue growth, based on expectations of improving employment conditions and consumer confidence. The budget recommended strengthening and reforming Medicaid, enacting a tax amnesty and streamlining revenue collection functions, which could collectively generate revenue for high-priority investments in education, health care and economic development. The budget proposal also revised upward the state’s fiscal year 2015 revenue growth.

Missouri’s net tax-supported debt was 1.7% of personal income and $668 per capita, compared with the national medians of 2.6% and $1,054.4 Standard & Poor’s (S&P) rated Missouri’s general obligation bonds AAA with a stable outlook, reflecting the independent credit rating agency’s view of the state’s diverse economic base, strong budget management framework, moderate debt burden and solid reserves that can be used only under limited circumstances.5 S&P expressed concerns about a recent amendment that allows the legislature to override the governor’s ability to issue spending reductions. The independent credit rating agency felt the amendment could weaken the state’s strong budget management framework to make midyear budget adjustments.

Portfolio Breakdown

2/28/15

% of Total
Long-Term Investments*
Utilities	25.7%
Hospital & Health Care	17.9%
Subject to Government Appropriations	14.1%
Refunded	11.3%
Tax-Supported	9.5%
Higher Education	7.1%
Transportation	6.7%
General Obligation	3.5%
Other Revenue	2.9%
Corporate-Backed	1.0%
Housing	0.3%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms S&P, Moody’s Investors Service and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate S&P’s rating of the Fund.

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such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRMOX)	$12.21	$11.88	+$	0.33
C (FMOIX)	$12.32	$11.98	+$	0.34
Advisor (FRMZX)	$12.22	$11.88	+$	0.34

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4646
C	$0.3977
Advisor	$0.4772

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FRANKLIN MISSOURI TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.62%
1-Year	+	6.80%	+	2.24%	+	2.29%
5-Year	+	23.97%	+	3.49%	+	3.48%
10-Year	+	49.63%	+	3.66%	+	3.71%
C								1.17%
1-Year	+	6.25%	+	5.25%	+	5.31%
5-Year	+	20.59%	+	3.82%	+	3.81%
10-Year	+	41.68%	+	3.55%	+	3.59%
Advisor[5]								0.52%
1-Year	+	7.00%	+	7.00%	+	6.98%
5-Year	+	24.68%	+	4.51%	+	4.49%
10-Year	+	50.55%	+	4.18%	+	4.22%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.60%		6.80%		1.60%		3.02%
C		3.18%		6.00%		1.16%		2.19%
Advisor		3.87%		7.31%		1.77%		3.34%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +33.87%
and +5.29%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Missouri personal income tax rate of 45.97%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,028.30	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
C
Actual	$1,000	$1,025.20	$5.98
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor
Actual	$1,000	$1,028.90	$2.72
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin North Carolina Tax-Free Income Fund

We are pleased to bring you Franklin North Carolina Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	16.96%
AA	63.62%
A	8.61%
BBB	3.14%
Below Investment Grade	5.81%
Refunded	1.86%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.95 on February 28, 2014, to $12.15 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 47.13 cents per share for the same period.2 The Performance Summary beginning on page 58 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.55% based on an annualization of the 3.75 cent per share February dividend and the maximum offering price of $12.69 on February 28, 2015. An investor in the 2015 maximum combined effective federal and North Carolina personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.02	3.49	4.11
April	4.02	3.49	4.11
May	4.02	3.49	4.11
June	4.07	3.51	4.18
July	4.07	3.51	4.18
August	4.07	3.51	4.18
September	3.97	3.40	4.07
October	3.89	3.32	3.99
November	3.75	3.18	3.85
December	3.75	3.17	3.85
January	3.75	3.17	3.85
February	3.75	3.17	3.85
Total	47.13	40.41	48.33

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 113.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

State Update

North Carolina’s economy continued to improve during the 12 months under review. The state’s broad measure of leading economic indicators showed sluggish growth early in the review period but pointed toward a rebound near period-end. The housing market had mixed results; home prices rose, but foreclosure rates trended up during the period and existing home sales declined in 2014. The job market improved with strong job additions, especially in construction and professional and business services, and unemployment claims decreased. In contrast, employment declined in the government sector and mining and logging. North Carolina’s unemployment rate fell from 6.5% in February 2014 to 5.3% by period-end, which was below the national average of 5.5%.3

Revenues for the state’s fiscal year 2014 declined from the previous year following tax reforms that reduced the state’s personal and corporate income tax rates. Year-to-date revenues as of January 2015 were lower than forecast as broadened sales taxes and the elimination of several sales tax exemptions failed to offset the declines in income tax revenues. In February, the state lowered its revenue forecast for fiscal year 2015, mainly because of an anticipated shortfall in income tax receipts resulting from weak wage growth. However, the state increased its sales tax revenue estimates for fiscal year 2015 as retail sales improved because of greater consumer confidence helped by lower gasoline prices.

North Carolina’s net tax-supported debt remained relatively low, with debt at 2.1% of personal income and $806 per capita, compared with the national medians of 2.6% and $1,054.4 Independent credit rating agency Moody’s Investors Service affirmed North Carolina’s Aaa general obligation debt rating and stable outlook during the review period, citing the state’s conservative fiscal management, executive authority to reduce spending, relatively diverse economy and strong population growth.5 Moody’s noted that challenges included controlling expenditure pressures with limited resources and managing the state’s finances through a slow economic recovery.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the report period began, credit rating firms Standard & Poor’s, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
Utilities	22.2%
Hospital & Health Care	20.9%
Higher Education	17.2%
Subject to Government Appropriations	11.2%
Transportation	10.7%
General Obligation	6.4%
Refunded	4.4%
Tax-Supported	3.6%
Housing	2.6%
Other Revenue	0.5%
Corporate-Backed	0.3%

*Does not include short-term investments and other net assets.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate Moody’s rating of the Fund.

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Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FXNCX)	$12.15	$11.95	+$	0.20
C (FNCIX)	$12.33	$12.12	+$	0.21
Advisor (FNCZX)	$12.15	$11.95	+$	0.20

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4713
C	$0.4041
Advisor	$0.4833

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PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.62%
1-Year	+	5.70%	+	1.21%	+	1.09%
5-Year	+	21.23%	+	3.03%	+	2.97%
10-Year	+	47.11%	+	3.48%	+	3.55%
C								1.17%
1-Year	+	5.13%	+	4.13%	+	4.01%
5-Year	+	17.94%	+	3.35%	+	3.32%
10-Year	+	39.40%	+	3.38%	+	3.43%
Advisor[5]								0.52%
1-Year	+	5.81%	+	5.81%	+	5.69%
5-Year	+	21.84%	+	4.03%	+	3.99%
10-Year	+	47.91%	+	3.99%	+	4.05%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.55%		6.68%		1.43%		2.69%
C		3.09%		5.82%		0.98%		1.84%
Advisor		3.80%		7.15%		1.58%		2.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +30.76%
and +4.85%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and North Carolina personal income tax rate of 46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,017.30	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
C
Actual	$1,000	$1,015.00	$5.90
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor
Actual	$1,000	$1,017.80	$2.65
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Virginia Tax-Free Income Fund

We are pleased to bring you Franklin Virginia Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Breakdown*

2/28/15

% of Total
Ratings	Long-Term Investments
AAA	14.87%
AA	62.99%
A	8.34%
BBB	0.73%
Below Investment Grade	4.83%
Refunded	7.66%
Not Rated	0.58%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.42 on February 28, 2014, to $11.65 on February 28, 2015. The Fund’s Class A shares paid dividends totaling 44.26 cents per share for the same period.2 The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund’s Class A shares’

distribution rate was 3.58% based on an annualization of the 3.63 cent per share February dividend and the maximum offering price of $12.17 on February 28, 2015. An investor in the 2015 maximum combined effective federal and Virginia personal income tax bracket of 46.87% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*

3/1/14–2/28/15

	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.68	3.16	3.78
April	3.68	3.16	3.78
May	3.68	3.16	3.78
June	3.73	3.19	3.82
July	3.73	3.19	3.82
August	3.73	3.19	3.82
September	3.68	3.14	3.77
October	3.68	3.14	3.77
November	3.68	3.14	3.77
December	3.68	3.12	3.78
January	3.68	3.12	3.78
February	3.63	3.07	3.73
Total	44.26	37.78	45.40

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 121.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Commonwealth Update

Virginia’s economic growth moderated during the period under review amid decreased federal spending, particularly for defense. Although the commonwealth’s economy has been relatively diverse, it was more vulnerable to federal budget cuts than other states because of its greater-than-average exposure to the federal government and the military. Employment grew at a rate well below the nation’s, although the state’s unemployment rate declined slightly to 4.7% by period-end, which was lower than the 5.5% national rate.3 Sectors such as education and health services and leisure and hospitality expanded, while sectors such as financial activities and professional and business services exhibited weakness. The state’s home sales and prices generally rose, but foreclosures were higher during most of the period.

The commonwealth ended its fiscal year 2014 on June 30 with a revenue shortfall, largely due to lower-than-expected tax revenues from capital gains resulting from changes in federal tax policy. The state also reported lower-than-expected payroll and sales tax collections, mainly due to federal government spending cuts. Fiscal year 2014 was also the first time outside of a national recession that Virginia reported a decline in its general fund. Largely as a result, the state lowered its projected revenues for the fiscal 2015–2016 biennial general fund budget. In October, the state announced reductions in aid to state agencies, higher education and local governments to address the shortfall. In December, the state reported better-than-estimated general fund revenues for fiscal year 2015 on a year-to-date basis, mainly led by higher income tax receipts.

Virginia’s net tax-supported debt was 2.7% of personal income and $1,302 per capita, compared with the 2.6% and $1,054 national medians.4 Moody’s Investors Service maintained Virginia’s general obligation debt rating of Aaa with a stable outlook, reflecting the independent credit rating agency’s view of the commonwealth’s track record of conservative fiscal management and diverse economy that outperformed the nation’s despite a recent slowdown.5 Some challenges cited by Moody’s included the ongoing effects of a slow economic recovery on the commonwealth’s revenue and financial performance, reduced reserve levels, spending pressures from education and transportation needs, and non-appropriation risk.

Portfolio Breakdown
2/28/15
% of Total
Long-Term Investments*
Hospital & Health Care	17.5%
Transportation	14.0%
Utilities	13.6%
Higher Education	13.1%
Refunded	8.9%
General Obligation	8.8%
Other Revenue	7.2%
Subject to Government Appropriations	6.7%
Housing	5.9%
Tax-Supported	4.3%

*Does not include short-term investments and other net assets.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. Shortly before the reporting period began, credit rating firms Standard & Poor’s, Moody’s and Fitch Ratings downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers. After Puerto Rico enacted legislation in June related to bankruptcy protection for public corporations, the rating agencies further downgraded ratings of Puerto Rico and many of its public corporations and authorities. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, 2014 State Debt Medians: Appetite for Borrowing Remains Weak, 5/22/14.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	2/28/14		Change
A (FRVAX)	$11.65	$11.42	+$	0.23
C (FVAIX)	$11.82	$11.58	+$	0.24
Advisor (FRVZX)	$11.65	$11.42	+$	0.23

Distributions (3/1/14–2/28/15)
Dividend
Share Class	Income
A	$0.4426
C	$0.3778
Advisor	$0.4540

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual		Average Annual		Total Annual
Share Class		Total Return[1]		Total Return[2]		Total Return (3/31/15)[3]		Operating Expenses[4]
A								0.64%
1-Year	+	5.97%	+	1.44%	+	1.51%
5-Year	+	21.57%	+	3.08%	+	3.09%
10-Year	+	46.95%	+	3.47%	+	3.53%
C								1.19%
1-Year	+	5.39%	+	4.39%	+	4.55%
5-Year	+	18.26%	+	3.41%	+	3.45%
10-Year	+	39.15%	+	3.36%	+	3.43%
Advisor[5]								0.54%
1-Year	+	6.07%	+	6.07%	+	6.24%
5-Year	+	22.17%	+	4.09%	+	4.12%
10-Year	+	47.74%	+	3.98%	+	4.05%

		Distribution		Taxable Equivalent		30	-Day	Taxable Equivalent 30-Day
Share Class		Rate[6]		Distribution Rate[7]		Standardized Yield[8]		Standardized Yield[7]
A		3.58%		6.74%		1.72%		3.24%
C		3.12%		5.87%		1.28%		2.41%
Advisor		3.84%		7.23%		1.89%		3.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +31.04%
and +4.89%.
6. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
2/28/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/14 for the maximum combined effective federal and Virginia personal income tax rate of 46.87%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
8. The 30-day standardized yield for the month ended 2/28/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$1,014.60	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.26
C
Actual	$1,000	$1,011.60	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Advisor
Actual	$1,000	$1,015.10	$2.75
Hypothetical (5% return before expenses)	$1,000	$1,022.07	$2.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Alabama Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.18	$11.91	$11.71	$10.66	$11.17
Income from investment operations[b]:
Net investment income[c]	0.44	0.44	0.44	0.47	0.47
Net realized and unrealized gains (losses)	0.37	(0.74)	0.20	1.06	(0.50)
Total from investment operations	0.81	(0.30)	0.64	1.53	(0.03)
Less distributions from:
Net investment income	(0.44)	(0.43)	(0.43)	(0.48)	(0.48)
Net realized gains	—	(—)[d]	(0.01)	—	—
Total distributions	(0.44)	(0.43)	(0.44)	(0.48)	(0.48)
Net asset value, end of year	$11.55	$11.18	$11.91	$11.71	$10.66

Total return[e]	7.35%	(2.49)%	5.57%	14.61%	(0.38)%

Ratios to average net assets
Expenses	0.72%	0.71%	0.70%	0.71%	0.71%
Net investment income	3.83%	3.86%	3.68%	4.22%	4.25%

Supplemental data
Net assets, end of year (000’s)	$224,586	$218,826	$270,783	$254,681	$226,863
Portfolio turnover rate	6.46%	14.44%	17.76%	5.35%	11.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$12.04	$11.84	$10.77	$11.28
Income from investment operations[b]:
Net investment income[c]	0.38	0.38	0.38	0.41	0.41
Net realized and unrealized gains (losses)	0.38	(0.74)	0.20	1.08	(0.51)
Total from investment operations	0.76	(0.36)	0.58	1.49	(0.10)
Less distributions from:
Net investment income	(0.38)	(0.37)	(0.37)	(0.42)	(0.41)
Net realized gains	—	(—)[d]	(0.01)	—	—
Total distributions	(0.38)	(0.37)	(0.38)	(0.42)	(0.41)
Net asset value, end of year	$11.69	$11.31	$12.04	$11.84	$10.77

Total return[e]	6.77%	(2.99)%	4.92%	14.04%	(0.94)%

Ratios to average net assets
Expenses	1.27%	1.26%	1.25%	1.26%	1.26%
Net investment income	3.28%	3.31%	3.13%	3.67%	3.70%

Supplemental data
Net assets, end of year (000’s)	$53,424	$49,940	$65,690	$54,363	$47,345
Portfolio turnover rate	6.46%	14.44%	17.76%	5.35%	11.32%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

72 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Alabama Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 97.8%
Alabama 94.1%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$3,000,000	$3,483,870
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, 5.00%, 3/01/43	4,120,000	4,507,321
Athens GO, wts., XLCA Insured, Pre-Refunded, 5.00%, 2/01/36	2,560,000	2,671,693
Auburn University General Fee Revenue,
[a]Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,940,375
Series A, AGMC Insured, 5.00%, 6/01/38	5,000,000	5,373,900
Baldwin County Board of Education Revenue, School wts., Refunding, 5.00%,
6/01/24	2,605,000	3,096,485
6/01/26	2,870,000	3,388,293
6/01/27	3,015,000	3,539,700
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 6/01/39	3,825,000	4,094,395
Birmingham GO, Capital Appreciation, Series A, zero cpn. to 3/01/17, 5.00% thereafter, 3/01/43	5,000,000	4,977,500
Birmingham Special Care Facilities Financing Authority, Health Care Facility Revenue, Children’s
Hospital, Assured Guaranty, 6.00%, 6/01/39	4,000,000	4,670,520
Birmingham Waterworks Board Water Revenue,
Series A, Assured Guaranty, 5.25%, 1/01/39	5,950,000	6,667,808
Series B, 5.00%, 1/01/43	3,745,000	4,186,198
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects, Series A,
7.00%, 9/01/32	1,000,000	1,144,520
Butler County Public Education Cooperative District Revenue, Limited Obligation School, Series A,
XLCA Insured, 5.00%, 7/01/37	9,025,000	9,186,818
Central Elmore Water and Sewer Authority Revenue, Water, NATL Insured, Pre-Refunded, 5.00%,
1/01/29	4,290,000	4,460,013
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding, Series A,
Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,918,483
8/01/37	5,000,000	5,500,950
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,298,500
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36	7,000,000	7,294,910
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	5,000,000	5,497,450
Series B, 5.50%, 9/01/33	4,500,000	4,985,280
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University,
Series A, AGMC Insured, 5.00%, 12/01/41	10,000,000	11,016,100
Homewood GO, Capital Improvement wts., 5.00%, 9/01/42	4,000,000	4,459,320
Houston County Health Care Authority Revenue, Refunding, Series A, AMBAC Insured, 5.25%,
10/01/30	5,000,000	5,068,600
Huntsville PBA Lease Revenue,
Capital Center Improvement, 2014, NATL Insured, Pre-Refunded, 5.00%, 10/01/33	2,820,000	3,083,473
Municipal Justice Center, Capital Improvement, Refunding, NATL Insured, 5.00%, 10/01/33	5,180,000	5,597,715
Jefferson County Revenue, Limited Obligation School wts., Series A, 5.00%, 1/01/24	2,000,000	2,027,560
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, 5.125%,
4/01/33	7,410,000	8,132,030
Limestone County Water and Sewer Authority Water Revenue,
AMBAC Insured, 5.00%, 12/01/29	285,000	295,491
AMBAC Insured, 5.00%, 12/01/31	715,000	740,526
AMBAC Insured, Pre-Refunded, 5.00%, 12/01/29	1,255,000	1,309,166
AMBAC Insured, Pre-Refunded, 5.00%, 12/01/31	3,195,000	3,332,896
Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,191,525

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| 73

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts., Assured Guaranty,
5.125%, 9/01/34	$600,000	$672,414
Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36	1,000,000	1,059,920
Marshall County Health Care Authority Revenue, Refunding, AMBAC Insured, 4.75%, 2/01/33	3,000,000	3,023,280
Mobile GO, wts., Series C, 5.50%, 2/15/30	2,000,000	2,198,140
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A,
Assured Guaranty, 5.00%, 3/01/33	6,500,000	7,075,380
Mobile Water and Sewer Commissioners Water and Sewer Revenue,
BHAC Insured, Pre-Refunded, 5.00%, 1/01/36	10,000,000	10,400,600
Refunding, 5.00%, 1/01/36	10,000,000	11,207,500
Montgomery County Board of Education Capital Outlay School Warrants Revenue, Refunding, 5.00%,
9/01/39	3,000,000	3,351,930
Morgan County Board of Education Capital Outlay School wts., Revenue, 5.00%, 3/01/35	7,020,000	7,901,572
Opelika Water Board Revenue, Assured Guaranty, 5.00%, 6/01/37	3,000,000	3,381,930
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured, Pre-Refunded,
5.00%, 5/15/35	2,000,000	2,019,280
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,695,266
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,346,080
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,241,220
Selma IDBR, Gulf Opportunity Zone,
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,356,040
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,435,570
Troy Public Educational Building Authority Dormitory Revenue, Troy University Housing LLC Project,
Series A, Assured Guaranty, 5.00%, 9/01/32	5,000,000	5,288,500
Troy Public Educational Building Authority Educational Facilities Revenue, AGMC Insured, 5.25%,
12/01/40	2,000,000	2,252,480
Trussville GO, wts.,
Series A, NATL Insured, Pre-Refunded, 5.00%, 10/01/36	4,740,000	4,871,535
Series B, 5.00%, 10/01/39	3,000,000	3,385,290
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student
Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, 6.75%,
7/01/38	5,000,000	5,839,300
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
9/01/41	9,000,000	9,424,710
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2,
5.00%, 10/01/37	7,520,000	8,570,243
University of South Alabama University Facilities Revenue, Capital Improvement, BHAC Insured,
5.00%, 8/01/38	5,000,000	5,540,550
		261,678,114

74 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 3.7%
Puerto Rico 3.7%
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
5.75%, 8/01/37	$2,000,000	$1,392,540
5.375%, 8/01/39	4,500,000	2,941,920
6.00%, 8/01/42	8,500,000	5,960,795
		10,295,255
Total Municipal Bonds (Cost $258,627,417) 97.8%		271,973,369
Other Assets, less Liabilities 2.2%		6,036,519
Net Assets 100.0%		$278,009,888

See Abbreviations on page 147.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Florida Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.05	$11.96	$11.88	$11.08	$11.45
Income from investment operations[b]:
Net investment income[c]	0.48	0.46	0.47	0.52	0.53
Net realized and unrealized gains (losses)	0.34	(0.90)	0.13	0.81	(0.37)
Total from investment operations	0.82	(0.44)	0.60	1.33	0.16
Less distributions from:
Net investment income	(0.49)	(0.44)	(0.46)	(0.53)	(0.53)
Net realized gains	—	(0.03)	(0.06)	—	—
Total distributions	(0.49)	(0.47)	(0.52)	(0.53)	(0.53)
Net asset value, end of year	$11.38	$11.05	$11.96	$11.88	$11.08

Total return[d]	7.57%	(3.65)%	5.15%	12.26%	1.38%

Ratios to average net assets
Expenses	0.64%	0.62%	0.62%	0.62%	0.62%
Net investment income	4.25%	4.13%	3.95%	4.57%	4.62%

Supplemental data
Net assets, end of year (000’s)	$725,177	$737,869	$1,023,241	$1,022,293	$1,015,181
Portfolio turnover rate	5.17%	7.39%	24.13%	6.48%	11.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

76 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.25	$12.17	$12.08	$11.25	$11.63
Income from investment operations[b]:
Net investment income[c]	0.42	0.41	0.41	0.47	0.47
Net realized and unrealized gains (losses)	0.35	(0.92)	0.14	0.83	(0.38)
Total from investment operations	0.77	(0.51)	0.55	1.30	0.09
Less distributions from:
Net investment income	(0.43)	(0.38)	(0.40)	(0.47)	(0.47)
Net realized gains	—	(0.03)	(0.06)	—	—
Total distributions	(0.43)	(0.41)	(0.46)	(0.47)	(0.47)
Net asset value, end of year	$11.59	$11.25	$12.17	$12.08	$11.25

Total return[d]	6.94%	(4.19)%	4.56%	11.74%	0.70%

Ratios to average net assets
Expenses	1.19%	1.17%	1.17%	1.17%	1.17%
Net investment income	3.70%	3.58%	3.40%	4.02%	4.07%

Supplemental data
Net assets, end of year (000’s)	$89,809	$89,944	$132,581	$116,393	$112,199
Portfolio turnover rate	5.17%	7.39%	24.13%	6.48%	11.13%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 77

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Florida Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 96.4%
Florida 90.8%
Alachua County Health Facilities Authority Health Facilities Revenue, Shands Healthcare Project,
Refunding,
Series D-1, 6.50%, 12/01/19	$1,215,000	$1,436,665
Series D-1, 6.75%, 12/01/22	1,000,000	1,188,290
Series D-2, 6.75%, 12/01/30	5,000,000	5,897,450
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc. Project,
Refunding, 5.00%, 4/01/39	11,885,000	13,201,977
Series B, Pre-Refunded, 7.00%, 4/01/39	2,000,000	2,467,140
Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34	2,200,000	2,496,802
Citizens Property Insurance Corp. Revenue,
High-Risk Account, senior secured, Series A-1, 6.00%, 6/01/17	5,000,000	5,569,300
Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,969,250
City of Winter Park Water and Sewer Revenue, Refunding and Improvement, 5.00%, 12/01/34	2,000,000	2,281,760
Clearwater City Water and Sewer Revenue, Series A, 5.25%, 12/01/39	2,000,000	2,312,200
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%,
11/01/28	2,860,000	3,232,858
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%,
10/01/39	5,000,000	5,991,350
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, 5.25%,
7/01/35	10,000,000	11,415,600
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital Inc. Project,
Refunding, Series A, 5.75%, 8/15/29	7,195,000	8,346,991
Series A, 6.00%, 8/15/36	11,000,000	12,790,910
Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc. Project,
Refunding, NATL Insured, 5.00%, 6/01/31	6,580,000	6,590,002
Florida HFAR, Homeowner Mortgage, Series 1, NATL Insured, 5.625%, 7/01/17	470,000	470,818
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune Cookman University, Refunding, 5.375%, 7/01/32	3,500,000	4,084,150
Nova Southeastern University, 6.375%, 4/01/31	2,750,000	3,295,628
Rollins College Project, 5.00%, 12/01/37	10,000,000	11,438,400
University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,171,920
Florida State Board of Education Public Education GO, Capital Outlay,
Refunding, Series D, 6.00%, 6/01/23	15,000,000	19,564,050
Series A, 5.50%, 6/01/38	10,000,000	11,421,200
Series H, 5.00%, 6/01/40	7,295,000	8,363,061
Florida State GO, Department of Transportation, Right of Way, Refunding, Series B, 5.00%, 7/01/26	10,000,000	11,989,200
Florida State Governmental Utility Authority Utility Revenue, Lehigh Utility System, Refunding, 5.25%,
10/01/40	5,000,000	5,792,650
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,449,330
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25	9,845,000	6,353,963
Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26	2,500,000	1,528,275
Series A, ETM, 6.875%, 10/01/22	6,000,000	7,572,180
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,458,150
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	6,000,000	6,683,880
All-Requirements Power Supply Project, Series A, 6.25%, 10/01/31	2,000,000	2,420,480
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,186,440
Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Refunding, Series A,
5.00%, 7/01/35	5,000,000	5,467,150

78 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Fort Lauderdale Water and Sewer Revenue,
NATL Insured, Pre-Refunded, 5.00%, 9/01/31	$6,315,000	$6,756,419
Pre-Refunded, 5.00%, 9/01/35	24,090,000	26,726,650
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,732,110
Fort Pierce Utilities Authority Revenue,
AMBAC Insured, 5.00%, 10/01/27	7,000,000	7,016,450
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,700,722
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,182,619
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,495,669
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	3,060,000	2,368,440
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	1,883,648
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/39	4,250,000	4,696,888
Series A, 5.00%, 10/01/39	5,000,000	5,490,900
Halifax Hospital Medical Center Hospital Revenue,
Refunding and Improvement, Series A, 5.00%, 6/01/38	11,395,000	11,759,184
Series B-1, AGMC Insured, 5.50%, 6/01/38	10,000,000	11,139,600
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/35	10,000,000	10,303,300
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%,
12/20/18	570,000	570,428
Hillsborough County Assessment Revenue, Capacity Assessment Special, AGMC Insured, 5.125%,
3/01/20	1,000,000	1,003,270
Hillsborough County Aviation Authority Revenue, Series B, Assured Guaranty, 5.00%,
10/01/33	5,465,000	6,061,778
10/01/38	6,725,000	7,405,435
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,456,865
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,279,380
Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15	1,365,000	1,370,364
Lake County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/30	5,000,000	5,058,300
Lakeland Hospital System Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	5,000,000	5,538,200
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%,
11/15/42	2,100,000	2,326,233
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM,
zero cpn., 10/01/26	1,500,000	1,121,265
Melbourne Water and Sewer Revenue, Capital Appreciation, Refunding, Series B, NATL Insured,
zero cpn.,
10/01/22	1,785,000	1,401,368
10/01/26	4,500,000	2,897,370
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	7,000,000	7,019,600
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,448,000
Miami Special Obligation Revenue,
Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,773,050
Street and Sidewalk Improvement Program, 5.625%, 1/01/39	15,000,000	16,956,750
Miami-Dade County Aviation Revenue, Miami International Airport,
Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,719,000
Hub of the Americas, Refunding, Series A, XLCA Insured, 5.00%, 10/01/37	8,000,000	8,167,520
Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,581,875
Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,341,800
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	20,966,278
Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	5,000,000	5,739,300

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| 79

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Health Facilities Authority Hospital Revenue, Miami Children’s Hospital, Refunding,
Series A, 6.125%, 8/01/42	$4,000,000	$4,785,040
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
5.25%, 10/01/19	285,000	285,208
5.40%, 10/01/33	1,485,000	1,485,446
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, NATL Insured, 5.00%,
6/01/35	10,000,000	10,054,900
Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34	5,000,000	5,647,350
Miami-Dade County School District GO, School Bonds, 5.00%, 3/15/43	2,465,000	2,749,288
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	12,194,000
Miami-Dade County Special Obligation Revenue, Juvenile Courthouse Project, Series A,
AMBAC Insured, 5.00%, 4/01/35	5,000,000	5,012,250
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	15,000,000	16,864,650
Miami-Dade County Water and Sewer System Revenue,
AGMC Insured, 5.00%, 10/01/39	10,000,000	11,349,000
Refunding, Series A, 5.00%, 10/01/42	10,000,000	11,223,500
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,940,850
Okaloosa County Water and Sewer Revenue, Refunding, AGMC Insured, 5.00%, 7/01/36	8,000,000	8,405,920
Orange County Health Facilities Authority Hospital Revenue,
Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,808,900
Orlando Regional Healthcare System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	5,000,000	5,511,200
Orlando Regional Healthcare System, Refunding, Series C, 5.25%, 10/01/35	4,000,000	4,424,440
Orlando Regional Healthcare System, Series B, 5.125%, 11/15/39	5,000,000	5,211,100
Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34	10,000,000	11,695,300
Orlando Tourist Development Tax Revenue, 6th Central Contact Payments, senior bond, Series A,
Assured Guaranty, 5.25%, 11/01/38	16,740,000	17,769,677
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,424,395
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	215,000	249,342
Series A, 5.00%, 7/01/40	5,000,000	5,590,350
Series C, 5.00%, 7/01/35	4,000,000	4,510,440
Series C, 5.00%, 7/01/40	2,755,000	3,087,556
Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33	1,000,000	1,106,900
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%,
10/01/25	5,000,000	5,805,400
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,690,150
Panama City Beach Utility Revenue, Assured Guaranty, 5.00%, 6/01/39	3,000,000	3,371,970
Port St. Lucie Utility System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/32	5,000,000	2,252,850
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 9/01/33	5,000,000	2,147,650
Refunding, Assured Guaranty, 5.25%, 9/01/35	2,000,000	2,246,220
Refunding, Series A, NATL Insured, 5.00%, 9/01/30	10,000,000	10,613,800
Sarasota Special Obligation Revenue, Capital Appreciation, Refunding, AMBAC Insured, zero cpn.,
11/01/15	2,180,000	2,165,721
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group, Refunding,
5.00%, 5/01/36	7,000,000	7,619,290
South Florida Water Management District COP, AMBAC Insured, 5.00%, 10/01/31	12,050,000	12,809,029
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%,
10/01/34	5,000,000	5,618,450
St. Petersburg Public Utilities Revenue, Series A, 5.00%, 10/01/36	3,180,000	3,633,945

80 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Florida (continued)
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	$1,050,000	$1,238,685
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,710,465
Tamarac Utility System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	1,585,000	1,796,328
Tampa Bay Water Regional Water Supply Authority Utility System Revenue, 5.00%,
10/01/34	8,000,000	8,953,040
10/01/38	14,340,000	16,048,324
10/01/38	10,000,000	11,559,300
Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena Project, NATL Insured,
6.00%, 10/01/15	225,000	228,683
6.05%, 10/01/20	1,715,000	1,844,654
6.10%, 10/01/26	2,695,000	3,114,719
Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16	465,000	491,919
University of North Florida FICO Capital Improvement Revenue, Student Union Project, NATL Insured,
5.00%, 11/01/32	5,150,000	5,630,650
West Lake CDD Special Assessment, NATL Insured, 5.75%, 5/01/17	270,000	270,205
West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment Area, Series A,
5.00%, 3/01/35	1,000,000	1,037,950
		739,641,897
U.S. Territories 5.6%
Puerto Rico 5.6%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	9,000,000	6,367,680
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	10,000,000	5,650,100
Series XX, 5.25%, 7/01/40	10,000,000	5,700,100
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	5,658,218
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B, 5.50%,
8/01/31	5,000,000	2,551,050
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 6.00%, 8/01/42	8,000,000	5,610,160
Series A-1, 5.25%, 8/01/43	8,000,000	5,144,400
Series C, 5.50%, 8/01/40	14,000,000	9,292,640
		45,974,348
Total Municipal Bonds (Cost $732,491,749) 96.4%		785,616,245
Other Assets, less Liabilities 3.6%		29,370,293
Net Assets 100.0%		$814,986,538

See Abbreviations on page 147.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	81

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Georgia Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.02	$12.80	$12.49	$11.47	$11.92
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.46	0.50	0.50
Net realized and unrealized gains (losses)	0.44	(0.78)	0.30	1.02	(0.45)
Total from investment operations	0.90	(0.32)	0.76	1.52	0.05
Less distributions from net investment income	(0.46)	(0.46)	(0.45)	(0.50)	(0.50)
Net asset value, end of year	$12.46	$12.02	$12.80	$12.49	$11.47

Total return[d]	7.57%	(2.47)%	6.13%	13.57%	0.33%

Ratios to average net assets
Expenses	0.67%	0.66%	0.66%	0.67%	0.67%
Net investment income	3.73%	3.83%	3.59%	4.15%	4.18%

Supplemental data
Net assets, end of year (000’s)	$410,603	$391,837	$498,086	$425,181	$361,875
Portfolio turnover rate	11.89%	5.87%	5.47%	7.18%	9.09%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

82 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.17	$12.96	$12.64	$11.60	$12.05
Income from investment operations[b]:
Net investment income[c]	0.40	0.40	0.39	0.44	0.44
Net realized and unrealized gains (losses)	0.45	(0.80)	0.30	1.04	(0.46)
Total from investment operations	0.85	(0.40)	0.69	1.48	(0.02)
Less distributions from net investment income	(0.39)	(0.39)	(0.37)	(0.44)	(0.43)
Net asset value, end of year	$12.63	$12.17	$12.96	$12.64	$11.60

Total return[d]	7.06%	(3.06)%	5.55%	12.99%	(0.24)%

Ratios to average net assets
Expenses	1.22%	1.21%	1.21%	1.22%	1.22%
Net investment income	3.18%	3.28%	3.04%	3.60%	3.63%

Supplemental data
Net assets, end of year (000’s)	$123,265	$112,533	$160,443	$129,426	$106,356
Portfolio turnover rate	11.89%	5.87%	5.47%	7.18%	9.09%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Georgia Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 99.3%
Georgia 96.0%
Athens-Clarke County Unified Government Water and Sewerage Revenue,
5.625%, 1/01/33	$10,000,000	$11,592,300
5.50%, 1/01/38	5,000,000	5,714,600
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,237,280
Refunding, Series C, 6.00%, 1/01/30	6,000,000	7,294,860
Series A, 5.00%, 1/01/40	9,000,000	10,007,730
Atlanta Airport Passenger Facility Charge Revenue, sub. lien, Refunding, Series A, 5.00%,
1/01/33	4,005,000	4,621,850
1/01/34	3,250,000	3,739,677
Atlanta and Fulton County Recreation Authority Revenue, Park Improvement, Refunding, Series A,
5.00%, 12/01/35	3,530,000	4,042,132
The Atlanta Development Authority Revenue,
Educational Facilities, Science Park LLC Project, 5.00%, 7/01/32	3,000,000	3,251,190
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,875,653
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University
Commons Project, Refunding, 5.00%, 9/01/32	5,000,000	5,585,750
Atlanta GO, Refunding, Assured Guaranty, 5.25%, 12/01/23	2,000,000	2,371,220
Atlanta Public Safety and Judicial Facilities Authority Revenue, Public Safety Facility Project,
AGMC Insured, 5.00%, 12/01/26	1,140,000	1,228,430
Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty, 5.00%, 12/01/23	1,000,000	1,106,170
Atlanta Water and Wastewater Revenue,
[a]Refunding, 5.00%, 11/01/43	10,000,000	11,410,400
Refunding, Series A, 6.00%, 11/01/28	5,055,000	6,082,227
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	6,198,250
Series A, NATL Insured, 5.00%, 11/01/33	2,245,000	2,251,443
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
5.25%, 12/01/22	2,500,000	2,500,075
5.375%, 12/01/28	2,000,000	1,999,900
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project,
AGMC Insured, 5.00%, 6/15/36	4,155,000	4,619,737
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC
Project, AGMC Insured, 5.00%, 7/01/40	5,000,000	5,521,450
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real
Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,865,785
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C,
AGMC Insured, 5.00%, 6/01/33	2,045,000	2,313,958
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University
Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,293,853
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project,
Series B, 5.50%, 1/01/33	5,000,000	5,320,550
Series E, 7.00%, 1/01/23	5,000,000	5,678,700
Carroll City-County Hospital Authority Revenue, Anticipation Certificates, Tanner Medical Center Inc.
Project,
5.00%, 7/01/40	5,000,000	5,519,650
Assured Guaranty, 5.00%, 7/01/38	5,000,000	5,469,950
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation
Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,540,695
[a]Cherokee County School System GO, 5.00%, 2/01/33	3,000,000	3,556,140

84 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

	Franklin Georgia Tax-Free Income Fund (continued)
		Principal
		Amount	Value
	Municipal Bonds (continued)
	Georgia (continued)
	Cherokee County Water and Sewerage Authority Revenue,
	AGMC Insured, 5.00%, 8/01/35	$3,000,000	$3,338,040
	NATL Insured, 6.90%, 8/01/18	10,000	10,045
	City of Gainesville Water and Sewerage Revenue, Refunding, 5.00%, 11/15/28	3,640,000	4,367,126
	Clarke County Hospital Authority Revenue, Athens Regional Medical Center Project, Refunding, 5.00%,
	1/01/32	2,000,000	2,260,940
	Clayton County Development Authority Revenue,
	Refunding, Series A, NATL Insured, 5.00%, 8/01/23	2,310,000	2,354,468
	Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,773,850
	Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC
	Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,296,040
	Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern Regional Medical
	Center Project, Series A, Pre-Refunded,
	5.00%, 8/01/30	2,000,000	2,384,080
	5.25%, 8/01/35	1,000,000	1,205,050
	Clayton County Urban Redevelopment Agency Revenue, Clayton County Project, Refunding, 5.00%,
	2/01/28	1,285,000	1,505,416
	Cobb County Development Authority Student Recreation and Activities Center Revenue, KSU SRAC
	Real Estate Foundation LLC Project, 5.00%,
	7/15/35	2,500,000	2,784,375
	7/15/38	2,500,000	2,756,825
	Columbus Water and Sewerage Revenue,
	5.00%, 5/01/33	1,030,000	1,202,834
	AGMC Insured, Pre-Refunded, 5.00%, 5/01/29	2,500,000	2,639,075
	Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,564,850
	Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty,
	5.25%, 9/01/30	1,750,000	1,965,443
	5.50%, 9/01/37	5,000,000	5,656,000
	Decatur County School Building Authority Revenue, High School Project, AGMC Insured, 5.00%,
	10/01/32	1,500,000	1,632,510
	Decatur Urban Redevelopment Agency Revenue, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	7,011,625
	DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and Judicial
	Facility Project, 5.00%, 12/01/29	2,000,000	2,005,500
	DeKalb County Water and Sewerage Revenue,
	Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	4,000,000	4,742,920
	Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	13,109,845
	DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue,
	GGC Student Center LLC Project, 5.50%, 7/01/34	3,000,000	3,466,560
	GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,514,650
	DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta
	Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,712,850
	Douglasville-Douglas County Water and Sewer Authority Revenue, NATL Insured,
	5.00%, 6/01/32	2,225,000	2,416,595
Pre	-Refunded, 5.00%, 6/01/29	3,410,000	3,531,498
	Fairburn GO, AGMC Insured, 5.75%, 12/01/31	2,000,000	2,436,920
	Fayette County School District GO, AGMC Insured, Pre-Refunded,
	4.75%, 3/01/21	1,355,000	1,416,192
	4.95%, 3/01/25	1,000,000	1,047,140
	Forsyth County School District GO, 5.00%, 2/01/28	1,500,000	1,805,760

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Annual Report

| 85

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Forsyth County Water and Sewerage Authority Revenue, AGMC Insured, Pre-Refunded, 5.00%,
4/01/32	$5,000,000	$5,472,600
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,454,486
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,483,840
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,969,560
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/29	5,000,000	5,860,950
Georgia Tech Foundation Technology Square Project, Refunding, Series A, 5.00%, 11/01/30	2,000,000	2,332,920
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,430,200
Piedmont Healthcare Inc. Project, Refunding, 5.00%, 7/01/44	10,000,000	11,142,100
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.25%, 6/15/37	5,000,000	5,615,200
Gainesville and Hall County Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia
Healthcare Project, Series A, 5.375%, 2/15/40	5,000,000	5,585,950
Georgia School Boards Assn. Inc. COP, DeKalb County Public Schools Project,
AMBAC Insured, 5.00%, 12/01/27	4,285,000	4,581,693
NATL Insured, 5.00%, 12/01/25	2,600,000	2,683,122
Georgia State GO, Series B, 5.00%, 7/01/28	3,225,000	3,631,124
Georgia State HFAR, SFM, Series A, 3.80%, 12/01/37	5,000,000	5,172,850
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation I LLC
Project,
6.00%, 6/15/34	5,000,000	5,734,800
Assured Guaranty, 5.625%, 6/15/38	3,000,000	3,390,510
Georgia State Municipal Assn. Inc. COP, Installment Sale Program, City Court of Atlanta Project,
AMBAC Insured, 5.25%, 12/01/26	2,000,000	2,006,680
Georgia State Municipal Electric Authority Power Revenue,
Series GG, 5.00%, 1/01/39	7,000,000	7,850,360
Series W, 6.60%, 1/01/18	360,000	387,749
Georgia State Municipal Electric Authority Revenue,
General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26	5,000,000	5,705,700
Project One, sub. bond, Series E, NATL Insured, 5.00%, 1/01/25	2,315,000	2,396,326
Georgia State Municipal Gas Authority Revenue, Gas Portfolio III Project, Refunding, Series S, 5.00%,
10/01/25	2,500,000	2,959,125
10/01/26	2,500,000	2,953,425
Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates, Southeast Georgia
Health System Project, Series A, 5.625%, 8/01/34	5,000,000	5,618,800
Griffin Combined Public Utility Revenue, Refunding, AGMC Insured, 5.00%,
1/01/24	2,525,000	2,974,955
1/01/25	3,180,000	3,731,857
Gwinnett County Development Authority COP, Gwinnett County Public Schools Project, Refunding,
NATL Insured, 5.25%,
1/01/22	3,000,000	3,631,830
1/01/24	2,000,000	2,468,740
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc.
Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,562,920

86 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Gwinnett County School District GO,
Pre-Refunded, 5.00%, 2/01/32	$875,000	$980,166
Pre-Refunded, 5.00%, 2/01/32	4,125,000	4,627,095
Pre-Refunded, 5.00%, 2/01/36	5,815,000	6,522,802
[a]Refunding, 5.00%, 2/01/35	3,000,000	3,607,290
Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA Insured, Pre-Refunded,
5.00%, 12/01/27	2,015,000	2,253,254
Habersham County School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/28	2,750,000	2,891,982
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	3,300,000	4,007,322
LaGrange-Troup County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.50%,
7/01/38	4,000,000	4,467,240
Lincoln County School District GO, 5.50%, 4/01/37	2,200,000	2,564,606
Macon-Bibb County Hospital Authority Revenue, The Medical Center of Central Georgia Inc. Project,
RAN, 5.00%, 8/01/35	5,000,000	5,600,650
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	6,007,350
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare
System Inc. Project,
Assured Guaranty, 6.375%, 8/01/29	4,000,000	4,642,600
Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,446,150
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Refunding,
Series B, AGMC Insured, 5.00%, 7/01/37	10,000,000	10,782,300
Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton LLC Academic
Building Newton Campus Project, Assured Guaranty, 5.00%, 6/01/24	3,150,000	3,315,910
Paulding County GO, Courthouse Government Complex Project, NATL Insured, Pre-Refunded, 5.00%,
2/01/32	4,000,000	4,343,840
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,842,510
Paulding County School District GO, Pre-Refunded, 5.00%, 2/01/33	4,000,000	4,343,840
Peach County Development Authority Student Housing Facilities Revenue, Fort Valley State University
Foundation Property LLC Project, AMBAC Insured, 5.00%, 6/01/34	3,000,000	3,138,510
Private Colleges and Universities Authority Revenue, Emory University, Refunding,
Series A, 5.00%, 9/01/41	8,695,000	9,795,787
Series A, 5.00%, 10/01/43	5,000,000	5,710,400
Series B, 5.00%, 9/01/35	10,000,000	11,486,600
Richmond County Development Authority Educational Facilities Revenue, Augusta State University,
Jaguar Student Center LLC Project, Series A, XLCA Insured, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,015,680
Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30	1,500,000	1,547,505
Thomasville Hospital Authority Revenue, Anticipation Certificates, John D. Archbold Memorial Hospital
Inc. Project,
5.25%, 11/01/35	1,000,000	1,152,210
5.375%, 11/01/40	5,000,000	5,691,650
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,236,320
Upper Oconee Basin Water Authority Revenue, Refunding, NATL Insured, 5.00%, 7/01/26	1,000,000	1,014,790
Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center
Project,
5.00%, 10/01/33	2,000,000	2,157,160
Series B, 5.00%, 10/01/41	3,000,000	3,304,740

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Walton County Water and Sewer Authority Revenue,
Hard Labor Creek Project, AGMC Insured, 5.00%, 2/01/33	$5,000,000	$5,451,300
Oconee, Hard Creek Resources Project, AGMC Insured, 5.00%, 2/01/38	3,845,000	4,203,508
		512,670,066
U.S. Territories 3.3%
Puerto Rico 3.3%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	5,000,000	3,537,600
Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	2,850,050
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.375%, 8/01/39	10,000,000	6,537,600
first subordinate, Series C, 5.50%, 8/01/40	5,000,000	3,318,800
Senior Series C, 5.25%, 8/01/40	1,430,000	1,052,194
		17,296,244
Total Municipal Bonds (Cost $495,416,653) 99.3%		529,966,310
Other Assets, less Liabilities 0.7%		3,901,499
Net Assets 100.0%		$533,867,809

See Abbreviations on page 147.

aSecurity purchased on a when-issued basis. See Note 1(b).

88 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Kentucky Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.12	$11.86	$11.62	$10.78	$11.15
Income from investment operations[b]:
Net investment income[c]	0.43	0.43	0.43	0.47	0.45
Net realized and unrealized gains (losses)	0.40	(0.75)	0.24	0.83	(0.37)
Total from investment operations	0.83	(0.32)	0.67	1.30	0.08
Less distributions from net investment income	(0.43)	(0.42)	(0.43)	(0.46)	(0.45)
Net asset value, end of year	$11.52	$11.12	$11.86	$11.62	$10.78

Total return[d]	7.61%	(2.70)%	5.84%	12.32%	0.72%

Ratios to average net assets
Expenses	0.78%	0.76%	0.74%	0.75%	0.74%
Net investment income	3.81%	3.82%	3.63%	4.19%	4.06%

Supplemental data
Net assets, end of year (000’s)	$168,278	$165,889	$218,769	$190,231	$182,525
Portfolio turnover rate	6.35%	10.56%	6.76%	17.21%	13.17%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Kentucky Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 96.7%
Kentucky 93.5%
Boone County PCR, Collateralized, Dayton Power and Light Co. Project, Refunding, Series A,
FGIC Insured, 4.70%, 1/01/28	$3,000,000	$3,020,970
Bowling Green GO, Project, Series A, 5.00%, 6/01/38	5,000,000	5,539,000
Boyle County Revenue, Refunding and College Improvement, Assured Guaranty, 5.00%, 6/01/32	1,500,000	1,618,380
Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, NATL Insured,
5.00%, 8/01/37	2,500,000	2,741,125
Campbell County School District Finance Corp. School Building Revenue, AGMC Insured, Pre-Refunded,
5.00%, 8/01/26	2,845,000	3,032,770
Christian County Hospital Revenue, Jennie Stuart Medical Center Inc., Refunding, Assured Guaranty,
5.50%, 2/01/36	3,000,000	3,329,340
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,281,780
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
Series A, NATL Insured, 6.10%, 1/01/24	245,000	245,419
Jefferson County School District Finance Corp. School Building Revenue, Series A, NATL Insured, 4.75%,
6/01/27	2,440,000	2,659,966
Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
XLCA Insured, 5.00%, 11/01/29	1,000,000	1,027,310
Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare System
Obligated Group, 5.25%, 8/15/46	5,000,000	5,501,000
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue, Louisville Arena
Authority Inc., Sub Series A-1, Assured Guaranty, 6.00%, 12/01/33	2,000,000	2,150,580
Kentucky Economic Development Finance Authority Revenue, Catholic Health, Refunding, Series A,
5.00%, 5/01/29	5,670,000	6,299,824
Kentucky Rural Water Finance Corp. Public Project Revenue, Multimodal, Flexible Term Program,
Series A, 5.00%, 2/01/26	485,000	486,004
Series I, 5.00%, 2/01/34	1,010,000	1,011,151
Kentucky State Housing Corp. Conduit MFHR, Collateral Mortgage Loan, Country Place Apartments
Project, GNMA Secured,
5.00%, 4/20/40	2,280,000	2,382,509
5.25%, 4/20/45	1,850,000	1,950,029
Kentucky State Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32	2,000,000	2,021,160
Kentucky State Infrastructure Authority Revenue, Wastewater and Drinking Water Revolving Fund,
Series A, 5.00%,
2/01/28	2,000,000	2,381,040
2/01/31	4,190,000	4,943,907
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
NATL Insured, 5.00%,
9/01/32	5,000,000	5,437,950
9/01/37	3,250,000	3,517,182
Kentucky State Property and Buildings Commission Revenues,
Project No. 90, Refunding, 5.50%, 11/01/28	5,000,000	5,705,400
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	4,033,785
Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,
Refunding, Series A, 5.00%, 7/01/28	1,000,000	1,120,700
Refunding, Series A, 5.00%, 7/01/29	1,000,000	1,149,640
Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,949,950
Series A, 5.00%, 7/01/32	2,000,000	2,326,260
Lexington-Fayette Urban County Airport Board Revenue, General Airport, Refunding,
Series A, 5.00%, 7/01/27	2,000,000	2,289,320
Series B, 5.00%, 7/01/29	1,185,000	1,341,432
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State
Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,392,400

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Kentucky Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System Revenue,
Series A, AMBAC Insured, 5.00%, 5/15/36	$1,000,000	$1,048,820
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, Pre-Refunded, 5.50%,
7/01/38	3,000,000	3,423,420
Louisville/Jefferson County Metro Government College Revenue, Bellarmine University Project,
Refunding and Improvement, Series A, 6.00%, 5/01/38	2,500,000	2,745,675
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital and St. Mary’s
HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	2,000,000	2,304,920
Louisville/Jefferson County Metro Government Industrial Building Revenue, Sisters of Mercy of the
Americas, Regional Community of Cincinnati Obligated Group, 5.00%, 10/01/35	1,500,000	1,554,465
Louisville/Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A,
5.375%, 12/01/39	1,995,000	2,313,761
Louisville/Jefferson County Metro Government Student Housing Industrial Building Revenue, University
of Louisville, Phase III Project, Series A, AMBAC Insured, 5.00%, 6/01/34	3,755,000	3,774,864
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,223,011
Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital Corp. Project, 6.375%,
8/01/40	2,500,000	2,824,975
Owen County Waterworks System Revenue, American Water Co. Project,
Series A, 6.25%, 6/01/39	2,000,000	2,319,200
Series A, 5.375%, 6/01/40	2,000,000	2,194,120
Series B, 5.625%, 9/01/39	2,000,000	2,259,440
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	6,033,613
Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35	6,500,000	7,214,935
Pikeville Hospital Revenue, Pikeville Medical Center, Refunding and Improvement, 6.50%, 3/01/41	2,875,000	3,493,384
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,682,130
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Refunding,
6.00%, 12/01/28	1,000,000	1,175,490
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	4,000,000	4,620,560
Trimble County Environmental Facilities Revenue,
Kentucky Utilities Co. Project, Series A, AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,636,300
Louisville Gas and Electric Co. Project, Refunding, Series A, AMBAC Insured, 4.60%, 6/01/33	3,750,000	3,975,337
University of Louisville Revenue, General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,619,112
Warren County Hospital Facility Revenue,
Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,117,360
Community Hospital Corp. Project, Refunding, Series A, 5.00%, 8/01/29	1,000,000	1,080,740
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,863,323
		157,386,238
U.S. Territories 3.2%
Puerto Rico 3.2%
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series N, 5.00%, 7/01/32	3,000,000	1,992,210
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series C, 5.50%, 8/01/40	5,000,000	3,318,800
		5,311,010
Total Municipal Bonds (Cost $151,576,644) 96.7%		162,697,248
Other Assets, less Liabilities 3.3%		5,581,132
Net Assets 100.0%		$168,278,380

See Abbreviations on page 147.

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Louisiana Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.26	$12.04	$11.88	$10.91	$11.28
Income from investment operations[b]:
Net investment income[c]	0.45	0.45	0.44	0.48	0.48
Net realized and unrealized gains (losses)	0.37	(0.80)	0.15	0.98	(0.37)
Total from investment operations	0.82	(0.35)	0.59	1.46	0.11
Less distributions from net investment income	(0.46)	(0.43)	(0.43)	(0.49)	(0.48)
Net asset value, end of year	$11.62	$11.26	$12.04	$11.88	$10.91

Total return[d]	7.38%	(2.90)%	5.06%	13.67%	0.92%

Ratios to average net assets
Expenses	0.69%	0.67%	0.67%	0.68%	0.68%
Net investment income	3.95%	3.91%	3.63%	4.22%	4.26%

Supplemental data
Net assets, end of year (000’s)	$330,742	$321,748	$432,579	$383,414	$323,109
Portfolio turnover rate	13.28%	16.98%	10.08%	7.06%	12.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

92 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.41	$12.21	$12.03	$11.04	$11.41
Income from investment operations[b]:
Net investment income[c]	0.40	0.39	0.37	0.42	0.42
Net realized and unrealized gains (losses)	0.37	(0.83)	0.17	1.00	(0.38)
Total from investment operations	0.77	(0.44)	0.54	1.42	0.04
Less distributions from net investment income	(0.39)	(0.36)	(0.36)	(0.43)	(0.41)
Net asset value, end of year	$11.79	$11.41	$12.21	$12.03	$11.04

Total return[d]	6.87%	(3.55)%	4.58%	13.09%	0.34%

Ratios to average net assets
Expenses	1.24%	1.22%	1.22%	1.23%	1.23%
Net investment income	3.40%	3.36%	3.08%	3.67%	3.71%

Supplemental data
Net assets, end of year (000’s)	$68,272	$66,262	$100,380	$78,121	$64,511
Portfolio turnover rate	13.28%	16.98%	10.08%	7.06%	12.90%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 93

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Louisiana Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 98.3%
Louisiana 95.4%
Alexandria Sales and Use Tax Revenue, 5.00%,
8/01/26	$1,710,000	$1,959,814
8/01/27	1,790,000	2,048,243
8/01/28	1,875,000	2,142,769
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	10,000,000	11,063,600
Bossier City Utilities Revenue,
BHAC Insured, Pre-Refunded, 5.50%, 10/01/33	5,000,000	5,804,850
Refunding, 5.00%, 10/01/37	5,280,000	6,007,003
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student
Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,322,158
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,581,701
East Baton Rouge Mortgage Finance Authority SFMR, MBS Program,
Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	465,000	467,106
Series A-2, GNMA Secured, 5.10%, 10/01/40	335,000	338,863
East Baton Rouge Parish Park and Recreation District GO, AGMC Insured, Pre-Refunded, 5.00%,
5/01/25	3,325,000	3,350,736
East Baton Rouge Parish Sales Tax Revenue, Road and Street Improvement, Assured Guaranty,
5.25%, 8/01/28	1,000,000	1,158,450
5.50%, 8/01/30	1,700,000	1,990,581
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,754,350
Series A, Pre-Refunded, 5.25%, 2/01/34	2,500,000	2,904,150
Series A, Pre-Refunded, 5.25%, 2/01/39	6,500,000	7,550,790
England District Sub-District No. 1 Revenue, NATL RE, FGIC Insured, Pre-Refunded, 5.00%,
8/15/19	5,000,000	5,107,900
Jefferson Parish Hospital Service District No. 1 Hospital Revenue, West Jefferson Medical Center,
Refunding, Series A, 6.00%, 1/01/39	3,105,000	3,491,541
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,415,920
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,606,622
Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27	5,000,000	5,524,000
Lafayette Public Improvement Sales Tax Revenue, 5.00%, 3/01/36	1,865,000	2,081,154
Lafayette Public Power Authority Electric Revenue, NATL Insured, 5.00%, 11/01/32	5,000,000	5,479,000
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, Assured Guaranty, 5.25%, 10/01/30	4,000,000	4,738,160
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 5.75%, 10/01/29	750,000	893,715
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/34	1,750,000	2,100,350
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, 6.00%, 10/01/38	1,335,000	1,599,650
Lafayette Utilities Revenue, 5.00%, 11/01/33	5,000,000	5,810,200
Louisiana HFA, SFMR, Home Ownership Program,
Series A, GNMA Secured, 5.50%, 6/01/40	2,800,000	2,804,704
Series B, GNMA Secured, 6.125%, 12/01/33	435,000	461,996
Louisiana Local Government Environmental Facilities and CDA Revenue,
Ascension Parish Library Projects, AMBAC Insured, Pre-Refunded, 5.25%, 4/01/29	1,000,000	1,003,850
Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27	5,000,000	5,723,650
Denham Springs Sewer District No. 1 Project, Assured Guaranty, 5.00%, 12/01/39	3,750,000	4,170,150
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured,
5.00%, 12/01/37	5,370,000	5,780,214
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, AMBAC Insured,
5.00%, 12/01/44	8,870,000	9,504,826
Independence Stadium Project, Refunding, 5.25%, 3/01/30	8,845,000	9,787,169
Jefferson Parish Projects, Refunding, Series A, 5.375%, 4/01/31	2,000,000	2,276,320

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue, (continued)
Lake Charles Public Improvements Project, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/27	$1,000,000	$1,097,160
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,746,000
Livingston Parish Road Project, AMBAC Insured, Pre-Refunded, 5.00%, 3/01/21	3,540,000	3,708,610
McNeese State University Student Parking, Cowboys Facilities Inc. Project, AGMC Insured, 5.00%,
3/01/36	1,800,000	1,967,328
Monroe Regional Airport Terminal Project, Assured Guaranty, 5.50%, 2/01/39	2,000,000	2,346,100
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24	2,620,000	3,082,325
Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33	2,500,000	2,937,800
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/34	2,550,000	2,890,578
sub. lien, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 2/01/43	3,000,000	3,352,350
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Series A, 6.75%, 7/01/39	3,500,000	4,198,285
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,760,750
Touro Infirmary Project, Series A, 5.625%, 8/15/29	3,435,000	3,437,576
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31	6,000,000	6,131,640
Black and Gold Facilities Project, Series A, CIFG Insured, 5.00%, 7/01/30	5,000,000	5,051,400
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30	5,000,000	5,850,550
Entergy Louisiana LLC Project, Refunding, 5.00%, 6/01/30	5,000,000	5,161,350
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	5,000,000	5,934,700
Ochsner Clinic Foundation Project, Refunding, Series A, 5.375%, 5/15/43	5,000,000	5,242,850
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27	3,990,000	4,290,527
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	3,214,200
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,152,946
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Series B, AMBAC Insured, 5.00%, 6/01/23	5,000,000	5,250,550
Series C-2, Assured Guaranty, 6.75%, 6/01/26	5,000,000	5,837,800
Louisiana State Gasoline and Fuels Tax Revenue,
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,645,350
Series A, AGMC Insured, Pre-Refunded, 5.00%, 5/01/31	13,000,000	13,699,660
Series A, NATL Insured, Pre-Refunded, 5.00%, 5/01/35	2,300,000	2,317,802
Louisiana State GO,
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/24	3,475,000	3,697,122
Match, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/15/25	1,765,000	1,877,819
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,687,232
Louisiana State Highway Improvement Revenue, Series A, 5.00%,
6/15/30	2,860,000	3,328,926
6/15/32	9,850,000	11,548,337
Louisiana State Public Facilities Authority Revenue, Loyola University Project, 5.00%,
10/01/39	5,000,000	5,519,400
10/01/41	5,000,000	5,464,600
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,063,400
Louisiana State Unclaimed Property Special Revenue, I-49 North Project, 5.00%,
9/01/26	3,000,000	3,540,420
9/01/33	5,860,000	6,676,298
Louisiana State University and Agricultural and Mechanical College Revenue,
Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,171,360
Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,211,735
Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,150,180
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	4,000,000	4,516,160

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State University and Agricultural and Mechanical College Revenue, (continued)
Board of Supervisors, Auxiliary, NATL Insured, Pre-Refunded, 5.00%, 7/01/31	$3,000,000	$3,186,300
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	5,000,000	5,646,050
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1, Assured Guaranty,
6.00%, 1/01/23	2,000,000	2,309,080
New Orleans GO, Radian Insured, 5.125%, 12/01/30	10,055,000	10,928,277
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	606,185
Port of New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty,
5.125%, 4/01/38	5,000,000	5,361,500
Shreveport GO, 5.00%, 8/01/29	4,790,000	5,544,042
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37	5,000,000	5,276,350
St. Tammany Parish Utilities Revenue, Series B,
5.50%, 8/01/35	2,650,000	3,163,650
5.00%, 8/01/44	3,290,000	3,723,161
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST,
AGMC Insured, 5.00%, 4/01/32	2,265,000	2,552,338
		380,862,364
U.S. Territories 2.9%
Puerto Rico 2.9%
Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/33	615,000	414,639
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	6,450,000	3,758,931
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.375%, 8/01/39	10,000,000	7,212,600
		11,386,170
Total Municipal Bonds (Cost $366,225,503) 98.3%		392,248,534
Other Assets, less Liabilities 1.7%		6,765,649
Net Assets 100.0%		$399,014,183

See Abbreviations on page 147.
96 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Maryland Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.20	$11.98	$11.90	$10.91	$11.30
Income from investment operations[b]:
Net investment income[c]	0.42	0.41	0.42	0.48	0.46
Net realized and unrealized gains (losses)	0.35	(0.79)	0.09	0.98	(0.38)
Total from investment operations	0.77	(0.38)	0.51	1.46	0.08
Less distributions from net investment income	(0.42)	(0.40)	(0.43)	(0.47)	(0.47)
Net asset value, end of year	$11.55	$11.20	$11.98	$11.90	$10.91

Total return[d]	6.94%	(3.17)%	4.34%	13.65%	0.61%

Ratios to average net assets
Expenses	0.67%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.63%	3.62%	3.52%	4.22%	4.06%

Supplemental data
Net assets, end of year (000’s)	$393,022	$407,061	$538,409	$508,123	$471,729
Portfolio turnover rate	15.88%	12.30%	19.56%	11.62%	11.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.39	$12.18	$12.09	$11.08	$11.46
Income from investment operations[b]:
Net investment income[c]	0.36	0.35	0.36	0.42	0.40
Net realized and unrealized gains (losses)	0.35	(0.81)	0.09	1.00	(0.38)
Total from investment operations	0.71	(0.46)	0.45	1.42	0.02
Less distributions from net investment income	(0.35)	(0.33)	(0.36)	(0.41)	(0.40)
Net asset value, end of year	$11.75	$11.39	$12.18	$12.09	$11.08

Total return[d]	6.33%	(3.73)%	3.78%	13.02%	0.12%

Ratios to average net assets
Expenses	1.22%	1.20%	1.20%	1.20%	1.20%
Net investment income	3.08%	3.07%	2.97%	3.67%	3.51%

Supplemental data
Net assets, end of year (000’s)	$125,328	$130,550	$177,499	$155,763	$143,708
Portfolio turnover rate	15.88%	12.30%	19.56%	11.62%	11.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

98 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.20	$11.99	$11.90	$10.91	$11.30
Income from investment operations[b]:
Net investment income[c]	0.43	0.42	0.43	0.49	0.47
Net realized and unrealized gains (losses)	0.36	(0.80)	0.10	0.98	(0.38)
Total from investment operations	0.79	(0.38)	0.53	1.47	0.09
Less distributions from net investment income	(0.43)	(0.41)	(0.44)	(0.48)	(0.48)
Net asset value, end of year	$11.56	$11.20	$11.99	$11.90	$10.91

Total return	7.13%	(3.16)%	4.53%	13.76%	0.71%

Ratios to average net assets
Expenses	0.57%	0.55%	0.55%	0.55%	0.55%
Net investment income	3.73%	3.72%	3.62%	4.32%	4.16%

Supplemental data
Net assets, end of year (000’s)	$27,131	$19,985	$30,380	$18,711	$6,245
Portfolio turnover rate	15.88%	12.30%	19.56%	11.62%	11.99%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Maryland Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 99.0%
Maryland 93.7%
Annapolis GO, Refunding, 5.00%, 8/01/31	$1,250,000	$1,441,150
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,673,203
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	14,357,269
Refunding, 4.625%, 3/01/32	2,000,000	2,005,100
Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put 1/01/27, 5.00%,
1/01/28	1,980,000	2,146,973
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39	10,095,000	10,368,776
Baltimore County GO, Metropolitan District 74th Issue, Refunding, 5.00%, 2/01/32	1,250,000	1,459,200
Baltimore Project Revenue,
Sub Water Projects, Series A, 5.375%, 7/01/34	475,000	548,768
Sub Water Projects, Series A, Pre-Refunded, 5.375%, 7/01/34	275,000	323,752
Wastewater Projects, AGMC Insured, 5.00%, 7/01/37	5,000,000	5,405,450
Wastewater Projects, Series A, 5.00%, 7/01/38	8,930,000	10,268,071
Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	16,210,216
Wastewater Projects, Series A, AGMC Insured, 5.00%, 7/01/38	5,000,000	5,531,100
Wastewater Projects, Series C, 5.125%, 7/01/34	1,835,000	2,100,084
Wastewater Projects, Series C, 5.625%, 7/01/39	2,965,000	3,480,702
Wastewater Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31	2,855,000	3,032,296
Wastewater Projects, Series D, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32	2,120,000	2,336,600
Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,809,778
Water Projects, Series C, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,510,850
Water Projects, sub. bond, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,494,238
Baltimore Revenue, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,745,000
Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding, 5.625%,
9/01/38	5,000,000	5,030,800
Frederick County GO, Public Improvements, Series A, 5.00%, 3/01/34	8,580,000	9,678,841
Howard County Housing Commission Revenue, Verona Oakland Mills Project, 5.00%, 10/01/28	10,000,000	11,220,700
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%,
11/01/30	3,935,000	4,611,741
Maryland State Community Development Administration Department of Housing and CDR, Residential,
Series B, 4.75%, 9/01/39	5,335,000	5,550,587
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Subordinate Obligations,
Refunding, Series B-1, 3.125%, 6/01/32	3,415,000	3,451,404
Series A-2, 5.00%, 6/01/34	3,500,000	3,988,425
Maryland State Department of Transportation Consolidated Transportation Revenue, 5.00%, 6/01/24	6,215,000	7,461,356
Maryland State EDC Student Housing Revenue,
Morgan University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,200,205
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,234,392
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,462,200
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,307,810
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,249,664
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30	3,245,000	3,349,976
University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35	3,675,000	3,774,446
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/25	2,500,000	2,630,400
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/28	2,000,000	2,099,720
University of Maryland College Park Projects, Refunding, Assured Guaranty, 5.00%, 6/01/33	9,370,000	9,802,613
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,639,140
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,640,558

100 | Annual Report

franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	$10,000,000	$11,831,500
Maryland State GO, State and Local Facilities, Refunding, Second Series C, 5.00%, 8/01/24	16,000,000	20,175,840
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29	2,000,000	2,475,000
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	2,000,000	2,475,000
Carroll Hospital Center, 5.00%, 7/01/40	6,790,000	7,065,742
Edenwald Issue, Series A, 5.40%, 1/01/31	1,000,000	1,027,350
Goucher College, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,678,110
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	13,379,520
Johns Hopkins Medical Institutions Utilities Program Issue, Series A, 5.00%, 5/15/37	9,395,000	9,420,273
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/31	7,060,000	8,229,348
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,727,300
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	17,128,500
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,739,600
LifeBridge Health Issue, Refunding, Assured Guaranty, 5.00%, 7/01/34	10,945,000	11,707,648
LifeBridge Health Issue, Refunding, Assured Guaranty, 4.75%, 7/01/38	10,000,000	10,548,900
Loyola College, Series A, Pre-Refunded, 5.00%, 10/01/40	10,050,000	10,328,887
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,575,688
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,826,923
Maryland Institute College of Art, 5.00%, 6/01/35	2,000,000	2,099,200
Maryland Institute College of Art, 5.00%, 6/01/36	6,900,000	7,427,091
Maryland Institute College of Art, 5.00%, 6/01/40	10,000,000	10,470,600
Maryland Institute College of Art, Refunding, 5.00%, 6/01/29	1,000,000	1,123,040
Medstar Health Issue, Refunding, 5.00%, 8/15/38	9,000,000	10,214,640
Medstar Health, Series A, 5.00%, 8/15/38	5,000,000	5,610,350
Mercy Medical Center, Series A, 5.00%, 7/01/37	10,000,000	10,482,300
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/27	655,000	656,873
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%,
7/01/34	5,000,000	5,003,400
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B,
AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,203,844
Peninsula Regional Medical Center Issue, Pre-Refunded, 5.00%, 7/01/36	6,625,000	7,036,413
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/39	5,000,000	5,613,250
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	3,000,000	3,357,780
Refunding, 5.00%, 7/01/39	10,000,000	11,066,700
Union Hospital Cecil County Issue, Pre-Refunded, 5.00%, 7/01/35	3,015,000	3,062,275
University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28	15,000,000	16,693,350
University of Maryland Medical System, Series A, 5.00%, 7/01/41	2,500,000	2,601,525
Washington County Hospital Issue, 5.75%, 1/01/38	2,500,000	2,705,250
Western Maryland Health, Series A, NATL Insured, Pre-Refunded, 4.75%, 7/01/36	17,120,000	18,079,576
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	9,038,960
Montgomery County Revenue, Department of Liquor Control,
Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,917,825
Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,619,247
Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,859,717
Series A, 5.00%, 4/01/30	1,935,000	2,247,464
Montgomery County Water Quality Protection Charge Revenue, Series A, 5.00%,
4/01/30	1,855,000	2,142,618
4/01/31	1,240,000	1,429,013

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Annual Report

| 101

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	$3,160,000	$3,668,570
Prince George’s County GO, Consolidated Public Improvement, Series A, 5.00%, 9/15/28	3,725,000	4,461,395
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%,
6/30/30	4,000,000	4,009,480
		510,876,429
District of Columbia 0.5%
Washington State Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,500,000	2,830,950
U.S. Territories 4.8%
Puerto Rico 4.8%
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	2,862,550
Series XX, 5.25%, 7/01/40	5,000,000	2,850,050
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
5.75%, 8/01/37	11,425,000	7,954,885
6.00%, 8/01/42	18,160,000	12,735,063
		26,402,548
Total Municipal Bonds (Cost $520,304,959) 99.0%		540,109,927
Other Assets, less Liabilities 1.0%		5,371,391
Net Assets 100.0%		$545,481,318

See Abbreviations on page 147.
102 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

			FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Missouri Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$12.77	$12.61	$11.55	$11.98
Income from investment operations[b]:
Net investment income[c]	0.47	0.46	0.46	0.50	0.50
Net realized and unrealized gains (losses)	0.32	(0.90)	0.16	1.07	(0.42)
Total from investment operations	0.79	(0.44)	0.62	1.57	0.08
Less distributions from net investment income	(0.46)	(0.45)	(0.46)	(0.51)	(0.51)
Net asset value, end of year	$12.21	$11.88	$12.77	$12.61	$11.55

Total return[d]	6.80%	(3.44)%	4.96%	13.87%	0.58%

Ratios to average net assets
Expenses	0.63%	0.62%	0.63%	0.64%	0.64%
Net investment income	3.87%	3.80%	3.61%	4.15%	4.18%

Supplemental data
Net assets, end of year (000’s)	$890,228	$889,702	$1,163,080	$1,027,452	$884,732
Portfolio turnover rate	4.73%	10.57%	8.63%	13.08%	9.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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The accompanying notes are an integral part of these financial statements. | Annual Report | 103

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.98	$12.88	$12.71	$11.64	$12.07
Income from investment operations[b]:
Net investment income[c]	0.40	0.39	0.39	0.44	0.44
Net realized and unrealized gains (losses)	0.34	(0.91)	0.16	1.07	(0.43)
Total from investment operations	0.74	(0.52)	0.55	1.51	0.01
Less distributions from net investment income	(0.40)	(0.38)	(0.38)	(0.44)	(0.44)
Net asset value, end of year	$12.32	$11.98	$12.88	$12.71	$11.64

Total return[d]	6.25%	(4.02)%	4.42%	13.24%	0.01%

Ratios to average net assets
Expenses	1.18%	1.17%	1.18%	1.19%	1.19%
Net investment income	3.32%	3.25%	3.06%	3.60%	3.63%

Supplemental data
Net assets, end of year (000’s)	$166,282	$166,226	$220,405	$174,437	$134,026
Portfolio turnover rate	4.73%	10.57%	8.63%	13.08%	9.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

104 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$12.78	$12.62	$11.55	$11.98
Income from investment operations[b]:
Net investment income[c]	0.48	0.47	0.47	0.51	0.51
Net realized and unrealized gains (losses)	0.34	(0.91)	0.16	1.08	(0.42)
Total from investment operations	0.82	(0.44)	0.63	1.59	0.09
Less distributions from net investment income	(0.48)	(0.46)	(0.47)	(0.52)	(0.52)
Net asset value, end of year	$12.22	$11.88	$12.78	$12.62	$11.55

Total return	7.00%	(3.43)%	5.06%	14.07%	0.68%

Ratios to average net assets
Expenses	0.53%	0.52%	0.53%	0.54%	0.54%
Net investment income	3.97%	3.90%	3.71%	4.25%	4.28%

Supplemental data
Net assets, end of year (000’s)	$37,626	$42,840	$89,360	$67,401	$37,557
Portfolio turnover rate	4.73%	10.57%	8.63%	13.08%	9.18%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 105

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Missouri Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 96.6%
Missouri 90.9%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Revenue,
Combined Lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$16,440,027
Combined Lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,138,000
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/35	5,500,000	6,182,000
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	30,300,000	33,874,794
Cape Girardeau County IDA Health Facilities Revenue,
Southeast Missouri Hospital Assn., 5.00%, 6/01/36	7,000,000	7,129,570
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,570,550
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	12,061,610
St. Francis Medical Center, Series A, 5.75%, 6/01/39	3,150,000	3,621,051
Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
5.30%, 5/15/28	6,875,000	6,877,337
Carroll County Public Water Supply District No. 1 Waterworks Revenue, Pre-Refunded,
5.625%, 3/01/34	1,000,000	1,142,030
6.00%, 3/01/39	1,000,000	1,153,090
Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation Obligation,
Series A, Pre-Refunded, 5.75%, 10/01/33	10,290,000	11,650,544
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,269,810
Refunding, Series A, 5.00%, 11/01/26	7,830,000	9,697,298
Series A, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,583,500
Series A, Pre-Refunded, 5.00%, 11/01/35	20,000,000	22,334,000
System Facilities, Refunding, Series A, 5.00%, 11/01/25	4,150,000	4,278,443
System Facilities, Refunding, Series A, 5.00%, 11/01/26	2,635,000	2,716,026
Ferguson Reorganized School District No. R-2 GO, Missouri Direct Deposit Program, 5.00%,
5/01/24	1,265,000	1,525,577
Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22	1,000,000	1,037,450
Independence School District GO, Missouri Direct Deposit Program, Series A, 5.00%,
3/01/27	3,300,000	3,863,871
3/01/28	3,000,000	3,503,160
3/01/29	3,000,000	3,495,300
Jackson County Reorganized School District No. 4 Blue Springs GO, Refunding and Improvement,
Series A, 5.00%, 3/01/29	4,000,000	4,567,160
Jackson County Special Obligation Revenue, Harry S. Truman Sports Complex Project,
AMBAC Insured, Pre-Refunded, 5.00%, 12/01/29	26,925,000	29,057,729
Refunding, 5.00%, 12/01/31	5,000,000	5,802,400
Joplin IDA Health Facilities Revenue, Freeman Health System Project,
5.125%, 2/15/26	6,000,000	6,668,940
5.00%, 2/15/28	1,150,000	1,267,818
5.50%, 2/15/31	2,055,000	2,278,563
Refunding, 5.00%, 2/15/35	4,000,000	4,392,920
Joplin Schools GO, Schools Building, Direct Deposit Program, 5.00%,
3/01/32	1,250,000	1,437,013
3/01/33	2,175,000	2,493,703
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,999,750
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	14,383,320
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,404,520
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/24	4,470,000	4,954,861
Kansas City Missouri IDA, AMBAC Insured, 4.50%, 12/01/32	5,690,000	6,114,872
Kansas City Missouri IDA, AMBAC Insured, 5.00%, 12/01/32	15,000,000	16,481,250

106 | Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37	$29,210,000	$32,807,796
Series A, 5.25%, 1/01/34	9,500,000	10,792,760
Kansas City Special Obligation Revenue,
Downtown Arena Project, Refunding and Improvement, Series C, 5.125%, 4/01/38	10,000,000	10,943,000
East Village Project, Series B, Assured Guaranty, 5.00%, 4/15/31	6,445,000	7,095,558
Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	14,499,501
Lincoln University Auxiliary System Sub. Revenue, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,522,416
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Series A, 5.75%, 5/01/38	2,000,000	2,207,760
Series C, NATL Insured, 5.00%, 5/01/36	22,740,000	24,641,519
Missouri State Board of Public Buildings Special Obligation Revenue, Refunding, Series A, 4.00%,
10/01/25	3,870,000	4,213,811
Missouri State Development Finance Board Cultural Facilities Revenue, Kauffman Center for the
Performing Arts Project, Series B, 5.00%, 6/01/37	28,435,000	30,790,840
Missouri State Development Finance Board Revenue,
Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	7,000,000	7,635,880
Independence Missouri Electric System, Dodwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,496,000
Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
Paper Product, 5.20%, 3/15/29	3,000,000	3,550,590
Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
Revolving Fund Program,
Series A, 5.75%, 1/01/16	15,000	15,062
Series B, 7.20%, 7/01/16	55,000	55,279
Series B, AGMC Insured, 6.05%, 7/01/16	30,000	30,109
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control
and Drinking Water Revenue, State Revolving Funds Programs,
Refunding, Series A, 5.00%, 1/01/23	12,500,000	14,617,750
Refunding, Series A, 5.00%, 1/01/24	7,890,000	9,190,588
Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,813,420
Refunding, Series B, 5.50%, 7/01/21	60,000	60,164
Series A, 5.75%, 1/01/29	2,500,000	2,917,850
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,604,220
A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,359,240
A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,376,150
A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	4,950,495
University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,582,700
The Washington University, Series A, 5.375%, 3/15/39	16,825,000	18,770,643
The Washington University, Series B, 5.00%, 11/15/37	10,000,000	11,659,900
Webster University Project, Refunding and Improvement, 5.00%, 4/01/36	7,000,000	7,670,250
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
CoxHealth, 5.50%, 11/15/39	14,325,000	16,140,980
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	13,038,968
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	3,072,349
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,454,680
Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,508,550
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	18,411,000
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,905,870
St. Luke’s Episcopal, 5.00%, 12/01/34	7,500,000	7,940,100
St. Luke’s Health System, Series A, AGMC Insured, 5.50%, 11/15/35	10,000,000	11,325,100
St. Luke’s Health System, Series B, AGMC Insured, 5.50%, 11/15/35	6,725,000	7,616,130

franklintempleton.com	Annual Report | 107

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Revenue,
Health Facilities, Children’s Mercy Hospital, 5.625%, 5/15/39	$9,500,000	$10,891,845
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,179,813
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,731,302
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,885,842
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,788,708
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22	3,400,000	3,513,560
Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27	2,700,000	2,783,943
Missouri State Highways and Transit Commission State Road Revenue,
first lien, Series B, Pre-Refunded, 5.00%, 5/01/24	6,005,000	6,331,792
Series A, 5.00%, 5/01/20	6,875,000	7,949,700
Series A, 5.00%, 5/01/21	5,000,000	5,759,600
Series A, 5.00%, 5/01/24	1,150,000	1,316,647
Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
Series A-1, GNMA Secured, 4.75%, 9/01/32	415,000	424,018
Series C, GNMA Secured, 5.00%, 3/01/32	685,000	723,860
Series D, GNMA Secured, 4.70%, 3/01/35	2,100,000	2,244,417
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,462,060
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,303,020
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,717,260
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,258,380
Iatan 2 Project, Series A, 6.00%, 1/01/39	15,750,000	18,234,720
Plum Point Project, NATL Insured, Pre-Refunded, 5.00%, 1/01/28	5,235,000	5,442,463
Plum Point Project, NATL Insured, Pre-Refunded, 5.00%, 1/01/34	34,945,000	36,329,870
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,380,200
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,521,650
Prairie State Project, Series A, AMBAC Insured, 5.00%, 1/01/42	34,410,000	36,383,758
Missouri State Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, 5.00%,
1/01/32	3,600,000	4,018,716
1/01/37	3,400,000	3,701,988
Monarch-Chesterfield Levee District Revenue, Levee District Improvement, NATL Insured, 5.75%,
3/01/19	1,055,000	1,058,555
Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education,
Assured Guaranty, 5.00%, 3/01/27	6,610,000	7,127,365
Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385 Project,
Refunding, Radian Insured, 5.00%, 3/01/27	5,000,000	5,077,550
Sikeston Electric Revenue, Refunding, 5.00%,
6/01/20	5,000,000	5,729,350
6/01/21	13,130,000	15,204,671
6/01/22	12,570,000	14,830,840
Springfield Public Building Corp. Leasehold Revenue, Springfield Branson Airport, Series A,
AMBAC Insured, 5.00%, 7/01/36	5,000,000	5,253,000
Springfield Public Utility Revenue, NATL Insured, 4.75%, 8/01/34	3,000,000	3,156,480
Springfield School District No. R-12 GO, Missouri Direct Deposit Program,
5.00%, 3/01/33	1,000,000	1,156,560
AGMC Insured, 5.00%, 3/01/26	5,000,000	5,227,400
Springfield Special Obligation Revenue, Sewer System Improvements Project, 5.00%,
4/01/31	1,795,000	2,084,318
4/01/32	1,885,000	2,175,610

108 | Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Missouri (continued)
St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%, 4/01/27	$2,655,000	$2,872,524
St. Louis Airport Revenue, Lambert-St. Louis International Airport,
Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	15,602,443
Refunding, Series A, AGMC Insured, 5.00%, 7/01/23	14,615,000	15,962,065
Refunding, Series B, AGMC Insured, 5.00%, 7/01/25	9,420,000	10,163,615
Series A-1, 6.125%, 7/01/24	2,000,000	2,385,920
Series A-1, 6.625%, 7/01/34	5,000,000	6,017,850
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village Chesterfield, 5.00%, 9/01/42	3,165,000	3,232,383
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	8,062,250
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement,
Series B, Assured Guaranty, 5.375%, 7/15/38	22,725,000	25,873,321
St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured, 5.00%,
2/15/32	8,075,000	8,245,948
2/15/37	7,775,000	7,919,071
		994,433,056
U.S. Territories 5.7%
Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	6,396,738
Puerto Rico 5.1%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 6.50%, 7/01/40	7,000,000	5,075,070
Series A, 6.00%, 7/01/38	6,250,000	4,437,688
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	19,320,000	11,060,893
Series XX, 5.75%, 7/01/36	6,000,000	3,496,080
Series XX, 5.25%, 7/01/40	10,000,000	5,700,100
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.50%, 8/01/37	13,760,000	9,244,106
Series A, 6.50%, 8/01/44	10,000,000	7,311,300
Series C, 5.50%, 8/01/40	15,000,000	9,956,400
		56,281,637
Total U.S. Territories		62,678,375
Total Municipal Bonds (Cost $1,007,802,592) 96.6%		1,057,111,431
Other Assets, less Liabilities 3.4%		37,025,032
Net Assets 100.0%		$1,094,136,463

See Abbreviations on page 147.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	|	109

FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin North Carolina Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.95	$12.96	$12.79	$11.73	$12.15
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.45	0.49	0.49
Net realized and unrealized gains (losses)	0.21	(1.03)	0.17	1.07	(0.41)
Total from investment operations	0.67	(0.57)	0.62	1.56	0.08
Less distributions from net investment income	(0.47)	(0.44)	(0.45)	(0.50)	(0.50)
Net asset value, end of year	$12.15	$11.95	$12.96	$12.79	$11.73

Total return[d]	5.70%	(4.35)%	4.92%	13.57%	0.63%

Ratios to average net assets
Expenses	0.63%	0.62%	0.62%	0.63%	0.63%
Net investment income	3.84%	3.79%	3.49%	4.04%	4.07%

Supplemental data
Net assets, end of year (000’s)	$841,737	$851,504	$1,168,492	$1,045,806	$925,162
Portfolio turnover rate	6.94%	6.86%	7.10%	6.13%	9.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

110 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.12	$13.13	$12.95	$11.88	$12.30
Income from investment operations[b]:
Net investment income[c]	0.40	0.40	0.38	0.43	0.43
Net realized and unrealized gains (losses)	0.21	(1.03)	0.18	1.07	(0.42)
Total from investment operations	0.61	(0.63)	0.56	1.50	0.01
Less distributions from net investment income	(0.40)	(0.38)	(0.38)	(0.43)	(0.43)
Net asset value, end of year	$12.33	$12.12	$13.13	$12.95	$11.88

Total return[d]	5.13%	(4.82)%	4.35%	12.87%	0.06%

Ratios to average net assets
Expenses	1.18%	1.17%	1.17%	1.18%	1.18%
Net investment income	3.29%	3.24%	2.94%	3.49%	3.52%

Supplemental data
Net assets, end of year (000’s)	$217,985	$229,369	$335,092	$280,136	$237,607
Portfolio turnover rate	6.94%	6.86%	7.10%	6.13%	9.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 111

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.95	$12.96	$12.78	$11.73	$12.15
Income from investment operations[b]:
Net investment income[c]	0.48	0.47	0.46	0.51	0.50
Net realized and unrealized gains (losses)	0.20	(1.02)	0.18	1.05	(0.41)
Total from investment operations	0.68	(0.55)	0.64	1.56	0.09
Less distributions from net investment income	(0.48)	(0.46)	(0.46)	(0.51)	(0.51)
Net asset value, end of year	$12.15	$11.95	$12.96	$12.78	$11.73

Total return	5.81%	(4.25)%	5.11%	13.59%	0.73%

Ratios to average net assets
Expenses	0.53%	0.52%	0.52%	0.53%	0.53%
Net investment income	3.94%	3.89%	3.59%	4.14%	4.17%

Supplemental data
Net assets, end of year (000’s)	$76,935	$63,211	$89,683	$63,403	$22,659
Portfolio turnover rate	6.94%	6.86%	7.10%	6.13%	9.56%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

112 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin North Carolina Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 95.6%
North Carolina 89.0%
Asheville Water System Revenue, NATL Insured, 5.00%, 8/01/32	$2,110,000	$2,297,642
Buncombe County COP, NATL Insured, Pre-Refunded, 5.00%, 4/01/22	1,000,000	1,051,630
Cape Fear Public Utility Authority Water and Sewer System Revenue,
5.00%, 8/01/35	21,000,000	23,388,540
5.00%, 8/01/36	8,000,000	9,040,720
Refunding, 5.00%, 6/01/40	2,250,000	2,616,683
Cary Combined Enterprise System Revenue, Refunding, 5.00%,
12/01/33	5,405,000	5,969,552
12/01/42	10,000,000	11,521,300
Charlotte Airport Revenue, Charlotte Douglas International Airport,
Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,427,376
Refunding, Series A, AMBAC Insured, 5.00%, 7/01/32	20,680,000	22,361,904
Refunding, Series A, AMBAC Insured, 5.00%, 7/01/36	13,085,000	14,108,640
Series A, 5.00%, 7/01/39	3,000,000	3,277,680
Series A, 5.00%, 7/01/41	10,000,000	10,986,800
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,668,880
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,762,400
Transit Projects, Phase II, Series E, 5.00%, 6/01/35	6,000,000	6,057,360
Charlotte Storm Water Fee Revenue,
5.00%, 6/01/35	10,000,000	10,488,400
Refunding, 5.00%, 12/01/39	5,000,000	5,876,050
Charlotte Water and Sewer System Revenue,
5.00%, 7/01/38	6,775,000	7,548,163
Refunding, Series B, 5.00%, 7/01/38	10,000,000	11,518,900
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare System,
Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,463,600
Refunding, Series A, 5.00%, 1/15/39	15,000,000	16,163,550
Series A, 5.125%, 1/15/37	4,000,000	4,399,560
Series A, 5.25%, 1/15/42	10,000,000	11,065,200
Series A, AGMC Insured, 5.00%, 1/15/23	7,780,000	8,338,137
Chatham County COP, AMBAC Insured, 5.00%, 6/01/34	5,000,000	5,237,200
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper
Co. Projects, Series A, 5.70%, 5/01/34	2,500,000	2,851,025
Dare County COP, NATL Insured, Pre-Refunded, 5.00%, 6/01/23	2,000,000	2,023,580
Dare County Utility System Revenue, 5.00%, 2/01/41	5,000,000	5,577,750
Durham County COP, Series A, 5.00%, 6/01/31	4,000,000	4,515,120
Durham Utility System Revenue, Refunding, 5.00%, 6/01/41	4,000,000	4,562,040
Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A,
AGMC Insured, 5.00%, 11/01/33	6,000,000	6,687,960
Harnett County COP, Assured Guaranty, 5.00%,
6/01/28	1,000,000	1,131,840
6/01/29	500,000	565,045
High Point Combined Enterprise System Revenue, AGMC Insured, 5.00%, 11/01/33	5,000,000	5,676,050
Iredell County COP, Iredell County Public Improvement Projects, AGMC Insured,
5.125%, 6/01/27	4,000,000	4,471,880
5.00%, 6/01/28	1,000,000	1,111,330
Johnston Memorial Hospital Authority Mortgage Revenue, Johnston Memorial Hospital Project,
AGMC Insured, 5.25%, 10/01/36	6,855,000	7,483,946
Mecklenburg County COP, Series A, 5.00%, 2/01/28	350,000	395,899

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
[a]Mecklenburg County GO, Series A, 5.00%,
4/01/28	$5,000,000	$6,172,350
4/01/29	5,000,000	6,137,100
Monroe COP, Assured Guaranty, 5.50%,
3/01/34	2,425,000	2,791,320
3/01/39	1,085,000	1,243,920
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,441,350
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,516,468
New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project, Refunding,
Series B, AGMC Insured,
5.00%, 10/01/27	3,500,000	3,988,040
5.125%, 10/01/31	8,385,000	9,462,389
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Wake Forest
University, 5.00%, 1/01/38	25,000,000	27,835,750
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,477,080
Davidson College, 5.00%, 3/01/45	3,500,000	3,924,480
Duke University Project, Refunding, Series A, 5.00%, 10/01/41	11,080,000	11,339,272
Duke University Project, Refunding, Series A, 5.00%, 10/01/44	12,050,000	12,744,682
Duke University Project, Refunding, Series B, 5.00%, 10/01/38	20,000,000	22,570,800
Duke University Project, Refunding, Series B, 4.75%, 7/01/42	10,000,000	10,510,300
Duke University Project, Series A, 5.00%, 10/01/39	2,615,000	2,771,246
Methodist University, 5.00%, 3/01/34	2,000,000	2,146,140
North Carolina Eastern Municipal Power Agency Power System Revenue,
Refunding, Series A, 6.50%, 1/01/18	3,000,000	3,432,150
Refunding, Series A, 5.00%, 1/01/24	10,000,000	11,093,500
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21	11,555,000	11,990,277
Series C, 6.75%, 1/01/24	3,500,000	4,150,335
North Carolina Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	5,000,000	5,853,450
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	7,036,620
Blue Ridge HealthCare System Project, Refunding, Series A, NATL Insured, 5.00%, 1/01/33	10,805,000	10,820,127
Duke University Health System, Series A, 5.00%, 6/01/42	11,500,000	12,727,970
Duke University Health System, Series A, 5.00%, 6/01/42	8,150,000	8,984,723
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	11,306,600
Novant Health Obligated Group, NATL Insured, 5.00%, 11/01/39	9,680,000	10,195,073
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,914,800
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,710,500
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19	370,000	370,781
Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29	1,220,000	1,221,806
University Health System, Refunding, Series D, 6.25%, 12/01/33	10,000,000	11,642,400
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,512,800
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,530,200
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
Series A, 5.00%, 1/01/26	2,500,000	2,856,100
Series A, 5.00%, 1/01/30	4,670,000	5,254,871
Series B, 5.00%, 1/01/21	5,000,000	5,798,850
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/28	5,000,000	5,651,900
Series C, 5.00%, 5/01/29	10,000,000	11,679,400

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State GO,
Public Improvement, Series A, 5.00%, 5/01/23	$10,000,000	$11,895,100
Public Improvement, Series A, 5.00%, 5/01/24	10,000,000	11,867,500
Public Improvement, Series A, 4.50%, 3/01/26	4,855,000	5,194,219
Refunding, Series A, 5.00%, 6/01/23	10,000,000	12,457,900
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,814,900
North Carolina State Infrastructure Financial Corp. COP, Capital Improvement, Series A,
AGMC Insured, Pre-Refunded, 5.00%, 5/01/22	6,595,000	7,235,770
North Carolina State Medical Care Commission Health System Revenue, Mission Health Combined
Group, Refunding,
[a]5.00%, 10/01/36	7,000,000	8,036,700
AGMC Insured, 5.00%, 10/01/36	5,000,000	5,395,500
North Carolina State Medical Care Commission Hospital Revenue,
Halifax Regional Medical Center Project, 5.00%, 8/15/24	1,800,000	1,800,216
North Carolina Baptist Hospital, Refunding, 5.00%, 6/01/34	10,000,000	11,034,400
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%,
2/01/40	6,000,000	6,670,560
North Carolina State Turnpike Authority Monroe Connector System State Appropriated Revenue,
5.00%, 7/01/41	5,000,000	5,614,900
North Carolina State University at Raleigh Revenue, General, Refunding, Series A, 5.00%,
10/01/33	5,595,000	6,513,531
10/01/42	8,980,000	10,314,248
North Carolina Turnpike Authority Triangle Expressway System Revenue, Series A, Assured Guaranty,
5.50%, 1/01/29	6,400,000	7,245,952
5.75%, 1/01/39	12,120,000	13,780,440
Northern Hospital District of Surry County Health Care Facilities Revenue,
6.00%, 10/01/28	1,000,000	1,110,790
6.25%, 10/01/38	2,000,000	2,207,480
Oak Island Enterprise System Revenue,
Assured Guaranty, 6.00%, 6/01/34	1,540,000	1,789,264
Assured Guaranty, 6.00%, 6/01/36	1,000,000	1,160,970
Series A, NATL Insured, 5.00%, 6/01/33	5,000,000	5,501,500
Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital Project,
NATL Insured, 5.00%,
4/01/31	5,675,000	5,988,430
10/01/34	6,000,000	6,314,040
Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, NATL Insured,
5.00%, 6/01/33	7,500,000	8,239,800
Pitt County Revenue, Limited Obligation, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,138,900
Raleigh Combined Enterprise System Revenue,
5.00%, 3/01/40	11,915,000	13,351,711
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,473,000
Series A, 5.00%, 3/01/36	3,365,000	3,495,427
Series A, Pre-Refunded, 5.00%, 3/01/36	2,635,000	2,761,849
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,927,779
Series A, AMBAC Insured, 5.00%, 5/01/30	14,060,000	14,155,327
Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32	9,380,000	10,244,367
Union County COP, AMBAC Insured, Pre-Refunded, 5.00%, 6/01/30	5,000,000	5,291,000

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
University of North Carolina at Chapel Hill Revenue,
Board of Governors of the University of North Carolina, General, 5.00%, 12/01/31	$9,000,000	$9,958,140
Board of Governors of the University of North Carolina, General, Series A, Pre-Refunded, 5.00%,
12/01/34	8,580,000	8,888,966
General, Refunding, Series A, 5.00%, 12/01/34	2,880,000	2,972,736
University of North Carolina at Charlotte Revenue, General,
5.00%, 4/01/43	5,000,000	5,746,350
Series A, 5.00%, 4/01/37	12,995,000	14,711,120
Series A, 5.00%, 4/01/41	18,000,000	20,279,160
Series B, AGMC Insured, 5.00%, 4/01/32	5,000,000	5,374,300
University of North Carolina at Greensboro Revenue, General,
5.00%, 4/01/39	3,500,000	4,016,495
Series A, Assured Guaranty, 5.00%, 4/01/34	1,000,000	1,122,240
University of North Carolina at Wilmington COP, Student Housing Project,
Assured Guaranty, 5.00%, 6/01/32	5,000,000	5,484,900
NATL Insured, 5.00%, 6/01/26	1,655,000	1,738,578
NATL Insured, 5.00%, 6/01/27	1,740,000	1,826,095
NATL Insured, 5.00%, 6/01/29	1,915,000	2,006,326
NATL Insured, 5.00%, 6/01/37	11,350,000	11,833,737
University of North Carolina System Pool Revenue, Series A,
Assured Guaranty, 5.00%, 10/01/33	5,000,000	5,560,700
NATL Insured, 5.00%, 10/01/33	915,000	969,964
NATL Insured, Pre-Refunded, 5.00%, 10/01/33	1,085,000	1,165,062
Wake County Revenue, Limited Obligation, 5.00%,
1/01/33	10,820,000	12,413,029
6/01/36	5,000,000	5,665,750
1/01/37	12,000,000	13,671,360
Western Carolina University Research and Development Corp. COP, Western Carolina University
Student Housing Project, Assured Guaranty, 5.00%, 6/01/39	5,000,000	5,389,950
Wilkes County COP, NATL Insured, 5.00%,
6/01/31	4,295,000	4,493,300
6/01/36	6,085,000	6,347,446
Wilmington COP, Series A,
5.00%, 6/01/33	6,000,000	6,629,760
5.00%, 6/01/38	7,625,000	8,377,130
AMBAC Insured, Pre-Refunded, 5.00%, 6/01/32	5,310,000	5,371,915
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	1,000,000	1,081,700
Wilmington Water and Sewer System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 6/01/34	3,565,000	3,606,568
Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33	3,000,000	3,278,880
Winston-Salem City Water and Sewer System Revenue,
5.00%, 6/01/39	5,000,000	5,703,200
Refunding, Series A, 5.00%, 6/01/31	2,065,000	2,451,072
Refunding, Series A, 5.00%, 6/01/32	7,590,000	8,264,751
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,772,506
		1,011,693,908

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories 6.6%
Puerto Rico 6.0%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.50%, 5/15/39	$5,000,000	$5,011,250
Puerto Rico Commonwealth GO, Public Improvement, Refunding,
Series A, 5.75%, 7/01/41	5,000,000	3,487,600
Series B, 6.00%, 7/01/39	2,000,000	1,415,040
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,047,040
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,015,680
Series WW, 5.25%, 7/01/33	6,500,000	3,788,070
Series WW, 5.50%, 7/01/38	5,200,000	2,977,052
Series XX, 5.25%, 7/01/40	19,135,000	10,907,141
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	1,000,000	631,900
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series P, 6.75%,
7/01/36	5,000,000	3,562,600
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A,
5.375%, 8/01/39	1,000,000	653,760
6.00%, 8/01/42	45,750,000	32,083,103
		68,580,236
U.S. Virgin Islands 0.6%
Virgin Islands PFAR, senior lien, Refunding, Series B, 5.00%, 10/01/25	5,500,000	6,150,155
Total U.S. Territories		74,730,391
Total Municipal Bonds (Cost $1,042,366,942) 95.6%		1,086,424,299
Other Assets, less Liabilities 4.4%		50,232,831
Net Assets 100.0%		$1,136,657,130

See Abbreviations on page 147.

aSecurity purchased on a when-issued basis. See Note 1(b).

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FRANKLIN TAX-FREE TRUST

Financial Highlights
Franklin Virginia Tax-Free Income Fund
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$12.25	$12.10	$11.18	$11.63
Income from investment operations[b]:
Net investment income[c]	0.44	0.43	0.43	0.48	0.48
Net realized and unrealized gains (losses)	0.23	(0.84)	0.16	0.93	(0.45)
Total from investment operations	0.67	(0.41)	0.59	1.41	0.03
Less distributions from net investment income	(0.44)	(0.42)	(0.44)	(0.49)	(0.48)
Net asset value, end of year	$11.65	$11.42	$12.25	$12.10	$11.18

Total return[d]	5.97%	(3.33)%	4.93%	12.84%	0.24%

Ratios to average net assets
Expenses	0.65%	0.64%	0.64%	0.64%	0.64%
Net investment income	3.82%	3.74%	3.55%	4.14%	4.11%

Supplemental data
Net assets, end of year (000’s)	$558,068	$562,671	$779,288	$705,786	$647,471
Portfolio turnover rate	8.16%	11.67%	10.96%	11.58%	16.44%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.58	$12.42	$12.26	$11.32	$11.77
Income from investment operations[b]:
Net investment income[c]	0.38	0.37	0.37	0.42	0.42
Net realized and unrealized gains (losses)	0.24	(0.86)	0.16	0.94	(0.45)
Total from investment operations	0.62	(0.49)	0.53	1.36	(0.03)
Less distributions from net investment income	(0.38)	(0.35)	(0.37)	(0.42)	(0.42)
Net asset value, end of year	$11.82	$11.58	$12.42	$12.26	$11.32

Total return[d]	5.39%	(3.89)%	4.36%	12.25%	(0.33)%

Ratios to average net assets
Expenses	1.20%	1.19%	1.19%	1.19%	1.19%
Net investment income	3.27%	3.19%	3.00%	3.59%	3.56%

Supplemental data
Net assets, end of year (000’s)	$116,566	$118,953	$171,973	$143,242	$123,765
Portfolio turnover rate	8.16%	11.67%	10.96%	11.58%	16.44%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)
		Year Ended February 28,
	2015	2014	2013	2012 [a]	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.42	$12.25	$12.10	$11.18	$11.63
Income from investment operations[b]:
Net investment income[c]	0.46	0.45	0.45	0.49	0.49
Net realized and unrealized gains (losses)	0.22	(0.85)	0.15	0.93	(0.44)
Total from investment operations	0.68	(0.40)	0.60	1.42	0.05
Less distributions from net investment income	(0.45)	(0.43)	(0.45)	(0.50)	(0.50)
Net asset value, end of year	$11.65	$11.42	$12.25	$12.10	$11.18

Total return	6.07%	(3.24)%	5.03%	12.95%	0.34%

Ratios to average net assets
Expenses	0.55%	0.54%	0.54%	0.54%	0.54%
Net investment income	3.92%	3.84%	3.65%	4.24%	4.21%

Supplemental data
Net assets, end of year (000’s)	$46,724	$37,582	$41,592	$30,166	$11,030
Portfolio turnover rate	8.16%	11.67%	10.96%	11.58%	16.44%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.

120 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2015

Franklin Virginia Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 98.9%
Virginia 84.5%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$1,245,000	$1,415,914
Capital Region Airport Commission Airport Revenue, Series A, AGMC Insured, 5.00%,
7/01/31	2,000,000	2,179,220
7/01/38	5,895,000	6,315,431
Charlotte County IDA Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37	2,500,000	2,677,000
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%,
5/01/23	5,000,000	5,687,650
Chesterfield County EDA Revenue, Bon Secours Health System Inc.,
Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,449,485
Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,722,240
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, 5.00%,
4/01/36	10,000,000	11,113,900
Fairfax County IDAR, Health Care, Inova Health System Project,
Refunding, Series C, 5.00%, 5/15/25	3,500,000	4,017,965
Series A, 5.50%, 5/15/35	10,000,000	11,502,100
Series A, 5.00%, 5/15/44	2,500,000	2,871,000
Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, NATL Insured, 5.00%,
6/15/30	6,000,000	6,081,240
Hampton Roads Sanitation District Wastewater Revenue,
Pre-Refunded, 5.00%, 4/01/33	3,670,000	4,130,071
Refunding, 5.00%, 4/01/33	6,330,000	6,965,152
Refunding, 5.00%, 4/01/38	16,000,000	17,529,760
Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured, 5.00%,
8/15/42	8,095,000	8,483,560
8/15/46	15,000,000	15,329,400
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,859,600
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,363,567
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, 5.00%, 12/01/36	5,000,000	5,570,300
Washington and Lee University, 5.00%, 1/01/43	10,000,000	11,225,600
Manassas Park GO, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/29	5,545,000	6,063,069
Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29	6,500,000	7,115,745
Newport News EDA, EDR, Series A, Pre-Refunded, 5.00%, 1/15/31	5,870,000	6,113,605
Norfolk GO, Capital Improvement, Refunding,
Series A, 5.00%, 8/01/32	5,845,000	6,830,935
Series C, 5.00%, 10/01/42	7,825,000	8,738,725
Northern Virginia Transportation Authority Transportation Special Tax Revenue, 5.00%,
6/01/31	4,565,000	5,385,741
6/01/32	2,795,000	3,287,563
6/01/33	3,000,000	3,518,010
Northwestern Regional Jail Authority Jail Facilities Revenue, NATL Insured, Pre-Refunded, 5.00%,
7/01/33	2,600,000	2,640,768
Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39	6,435,000	6,986,608
Pittsylvania County School GO, Series B, 5.75%, 2/01/30	5,800,000	6,710,716
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	11,397,300
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligation Group,
Prince William Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,957,400
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life
Sciences Lab LLC Project, Series AA, 5.125%, 9/01/41	3,200,000	3,530,880

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Prince William County Service Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 7/01/32	$1,255,000	$1,274,478
Refunding, 5.00%, 7/01/32	495,000	502,059
Richmond Public Utility Revenue, Refunding, Series A, 5.00%,
1/15/35	11,495,000	12,716,689
1/15/43	10,000,000	11,429,100
Riverside Regional Jail Authority Jail Facility Revenue,
NATL Insured, 5.00%, 7/01/28	7,000,000	7,494,410
NATL Insured, 5.00%, 7/01/32	22,000,000	23,413,940
[a]Refunding, 5.00%, 7/01/31	6,215,000	7,341,655
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%,
10/15/37	10,000,000	11,017,900
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,857,061
Roanoke IDA Hospital Revenue, Carilion Health System Obligated Group, Series B,
AGMC Insured, 5.00%, 7/01/38	3,950,000	4,383,157
Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	59,459
Smyth County GO, Public Improvement, Series A, 5.00%, 11/01/31	4,145,000	4,681,860
Stafford County and Staunton IDAR, Virginia Municipal League Assn. of Counties Finance Program,
Series A, NATL Insured, Pre-Refunded, 5.25%, 8/01/31	5,000,000	5,347,550
Series C, NATL Insured, 5.00%, 8/01/35	1,395,000	1,402,770
Series C, NATL Insured, Pre-Refunded, 5.00%, 8/01/35	6,340,000	6,464,962
Series E, XLCA Insured, 5.00%, 8/01/37	3,985,000	4,149,341
Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligated Group, 5.25%,
6/15/37	5,000,000	5,201,050
Suffolk GO, Refunding, 5.00%,
2/01/41	10,000,000	11,242,200
6/01/42	10,000,000	11,288,100
University of Virginia Revenue, General,
5.00%, 6/01/37	2,780,000	2,807,883
Pre-Refunded, 5.00%, 6/01/37	6,155,000	6,226,767
Refunding, 5.00%, 6/01/40	17,750,000	19,738,000
Refunding, Series A, 5.00%, 6/01/43	15,000,000	17,293,800
Upper Occoquan Sewage Authority Regional Sewerage Revenue, Refunding, 5.00%, 7/01/28	10,000,000	12,303,200
Virginia Beach Development Authority Public Facility Revenue, Series A, 5.00%, 7/15/27	5,635,000	6,161,591
Virginia College Building Authority Educational Facilities Revenue,
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,318,658
Liberty University Projects, 5.00%, 3/01/41	26,855,000	29,960,512
Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	4,010,000	4,459,641
Virginia Port Authority Port Facilities Revenue, Refunding, 5.00%, 7/01/40	6,000,000	6,577,500
Virginia State HDA Commonwealth Mortgage Revenue, Series C, Sub Series C-5, 4.80%, 7/01/38	8,500,000	9,241,030
Virginia State HDA Revenue, Rental Housing,
Series B, 5.625%, 6/01/39	7,240,000	7,817,463
Series B, 5.00%, 6/01/45	3,050,000	3,224,887
Series E, 5.00%, 10/01/44	6,540,000	6,866,281
Series F, 5.05%, 12/01/44	12,125,000	12,683,841
Series F, 5.00%, 4/01/45	2,125,000	2,242,980

122 | Annual Report

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State Public School Authority Revenue, Refunding, Series B, 5.00%, 8/01/24	$10,000,000	$12,358,100
Virginia State Public School Authority School Financing Revenue, 1997 Resolution, Refunding,
Series A, 5.00%, 8/01/26	6,000,000	7,447,860
Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School Financing,
Pre-Refunded, 6.00%, 12/01/32	5,000,000	5,917,800
Virginia State Resources Authority Infrastructure and State Moral Obligation Revenue, Virginia Pooled
Financing Program, Series B, 5.00%, 11/01/41	9,410,000	10,888,123
Virginia State Resources Authority Infrastructure Revenue,
2014, Senior Series A, 5.00%, 11/01/31	1,210,000	1,289,388
Senior Series A, 5.00%, 11/01/36	2,710,000	2,876,231
Senior Series A, Pre-Refunded, 5.00%, 11/01/31	3,200,000	3,440,256
Senior Series A, Pre-Refunded, 5.00%, 11/01/36	2,205,000	2,370,552
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	1,600,000	1,778,640
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	145,000	162,126
Virginia Pooled Financing Program, Senior Series B, Pre-Refunded, 5.00%, 11/01/32	2,360,000	2,625,453
Virginia State Resources Authority Infrastructure Revenue, 2014, Senior Series A, Pre-Refunded,
5.00%, 11/01/31	590,000	634,297
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare,
Refunding, 5.00%, 11/01/40	23,000,000	25,228,470
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, 5.625%,
1/01/44	3,350,000	3,788,314
		609,764,605
District of Columbia 8.5%
Metropolitan Washington D.C. Airports Authority Airport System Revenue, Refunding,
Series A, 5.00%, 10/01/35	12,000,000	13,638,840
Series A, AGMC Insured, 5.00%, 10/01/32	10,000,000	10,581,300
Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,445,350
Series C, 5.125%, 10/01/34	6,450,000	7,203,489
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, first senior lien, Series A,
5.00%, 10/01/39	10,000,000	10,906,900
5.25%, 10/01/44	12,000,000	13,243,080
Washington State Metropolitan Area Transit Authority Gross Revenue, Transit, Series A, 5.125%,
7/01/32	2,000,000	2,264,760
		61,283,719
U.S. Territories 5.9%
Puerto Rico 5.9%
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 6.00%, 7/01/39	2,000,000	1,415,040
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre-Refunded, 5.50%, 7/01/36	4,500,000	4,814,190
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	3,000,000	3,047,040
Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30	1,000,000	1,015,680
Series WW, 5.50%, 7/01/38	5,200,000	2,977,052
Series XX, 5.25%, 7/01/40	8,400,000	4,788,084

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FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate,
Series A, 5.375%, 8/01/39	$6,000,000	$3,922,560
Series A, 6.00%, 8/01/42	20,000,000	14,025,400
Series C, 5.50%, 8/01/40	10,000,000	6,637,600
		42,642,646
Total Municipal Bonds (Cost $682,502,706) 98.9%		713,690,970
Other Assets, less Liabilities 1.1%		7,666,886
Net Assets 100.0%		$721,357,856

See Abbreviations on page 147.

aSecurity purchased on a when-issued basis. See Note 1(b).

124 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
February 28, 2015

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$258,627,417	$732,491,749	$495,416,653
Value	$271,973,369	$785,616,245	$529,966,310
Cash	6,008,502	18,091,147	17,431,185
Receivables:
Investment securities sold	—	2,145,833	11,775,200
Capital shares sold	90,337	1,066,050	1,223,367
Interest	3,603,954	10,649,943	5,541,125
Other assets	183	536	349
Total assets	281,676,345	817,569,754	565,937,536
Liabilities:
Payables:
Investment securities purchased	2,936,550	—	30,478,810
Capital shares redeemed	389,271	1,372,834	964,399
Management fees	124,897	325,998	220,628
Distribution fees	43,955	100,546	92,901
Transfer agent fees	20,750	64,802	49,015
Distributions to shareholders	138,190	690,527	241,487
Accrued expenses and other liabilities	12,844	28,509	22,487
Total liabilities	3,666,457	2,583,216	32,069,727
Net assets, at value	$278,009,888	$814,986,538	$533,867,809
Net assets consist of:
Paid-in capital	$269,287,886	$794,498,124	$510,816,823
Undistributed net investment income	333,931	1,881,020	860,909
Net unrealized appreciation (depreciation)	13,345,952	53,124,496	34,549,657
Accumulated net realized gain (loss)	(4,957,881)	(34,517,102)	(12,359,580)
Net assets, at value	$278,009,888	$814,986,538	$533,867,809
Class A:
Net assets, at value	$224,585,814	$725,177,055	$410,603,007
Shares outstanding	19,436,868	63,747,146	32,947,798
Net asset value per share[a]	$11.55	$11.38	$12.46
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.06	$11.89	$13.01
Class C:
Net assets, at value	$53,424,074	$89,809,483	$123,264,802
Shares outstanding	4,569,593	7,748,071	9,761,221
Net asset value and maximum offering price per share[a]	$11.69	$11.59	$12.63

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$151,576,644	$366,225,503	$520,304,959
Value	$162,697,248	$392,248,534	$540,109,927
Cash	4,057,734	2,981,316	84,796
Receivables:
Capital shares sold	204,283	648,420	1,181,987
Interest	1,970,046	4,768,117	5,769,709
Other assets	110	262	361
Total assets	168,929,421	400,646,649	547,146,780
Liabilities:
Payables:
Capital shares redeemed	482,912	1,262,094	986,053
Management fees	80,472	170,154	225,036
Distribution fees	12,882	59,375	93,483
Transfer agent fees	14,696	42,242	55,005
Distributions to shareholders	49,202	80,545	285,248
Accrued expenses and other liabilities	10,877	18,056	20,637
Total liabilities	651,041	1,632,466	1,665,462
Net assets, at value	$168,278,380	$399,014,183	$545,481,318
Net assets consist of:
Paid-in capital	$162,729,368	$390,570,197	$542,823,807
Undistributed net investment income	266,877	877,211	1,134,168
Net unrealized appreciation (depreciation)	11,120,604	26,023,031	19,804,968
Accumulated net realized gain (loss)	(5,838,469)	(18,456,256)	(18,281,625)
Net assets, at value	$168,278,380	$399,014,183	$545,481,318
Class A:
Net assets, at value	$168,278,380	$330,741,915	$393,022,328
Shares outstanding	14,609,276	28,465,939	34,034,216
Net asset value per share[a]	$11.52	$11.62	$11.55
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.03	$12.14	$12.06
Class C:
Net assets, at value		$68,272,268	$125,327,605
Shares outstanding		5,792,977	10,662,902
Net asset value and maximum offering price per share[a]		$11.79	$11.75
Advisor Class:
Net assets, at value			$27,131,385
Shares outstanding			2,347,943
Net asset value and maximum offering price per share			$11.56

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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		FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
February 28, 2015

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$1,007,802,592	$1,042,366,942	$682,502,706
Value	$1,057,111,431	$1,086,424,299	$713,690,970
Cash	25,176,135	54,411,195	6,477,993
Receivables:
Investment securities sold	407,778	2,861,333	1,430,667
Capital shares sold	2,164,716	4,868,353	681,274
Interest	12,986,294	13,107,479	8,328,584
Other assets	718	743	476
Total assets	1,097,847,072	1,161,673,402	730,609,964
Liabilities:
Payables:
Investment securities purchased	—	20,308,800	7,333,514
Capital shares redeemed	2,615,190	3,435,035	1,115,809
Management fees	430,466	446,297	290,759
Distribution fees	151,193	173,293	101,177
Transfer agent fees	81,853	89,190	61,130
Distributions to shareholders	392,194	523,781	319,981
Accrued expenses and other liabilities	39,713	39,876	29,738
Total liabilities	3,710,609	25,016,272	9,252,108
Net assets, at value	$1,094,136,463	$1,136,657,130	$721,357,856
Net assets consist of:
Paid-in capital	$1,078,954,281	$1,136,223,763	$716,561,058
Undistributed net investment income	1,350,906	2,021,108	1,271,361
Net unrealized appreciation (depreciation)	49,308,839	44,057,357	31,188,264
Accumulated net realized gain (loss)	(35,477,563)	(45,645,098)	(27,662,827)
Net assets, at value	$1,094,136,463	$1,136,657,130	$721,357,856
Class A:
Net assets, at value	$890,227,947	$841,737,029	$558,068,151
Shares outstanding	72,882,337	69,270,441	47,905,030
Net asset value per share[a]	$12.21	$12.15	$11.65
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.75	$12.69	$12.17
Class C:
Net assets, at value	$166,282,121	$217,985,095	$116,565,810
Shares outstanding	13,492,385	17,681,108	9,859,847
Net asset value and maximum offering price per share[a]	$12.32	$12.33	$11.82
Advisor Class:
Net assets, at value	$37,626,395	$76,935,006	$46,723,895
Shares outstanding	3,079,359	6,331,734	4,009,125
Net asset value and maximum offering price per share	$12.22	$12.15	$11.65

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended February 28, 2015

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$12,426,221	$39,799,676	$22,623,563
Expenses:
Management fees (Note 3a)	1,481,448	3,907,566	2,566,102
Distribution fees: (Note 3c)
Class A	221,693	725,416	396,774
Class C	336,055	572,298	758,839
Transfer agent fees: (Note 3e)
Class A	86,903	263,906	182,868
Class C	20,256	32,024	53,771
Custodian fees	2,405	7,170	4,533
Reports to shareholders	17,757	38,533	30,346
Registration and filing fees	10,036	17,237	11,064
Professional fees	39,470	65,122	47,874
Trustees’ fees and expenses	1,470	4,419	2,759
Other	23,400	54,831	47,093
Total expenses	2,240,893	5,688,522	4,102,023
Net investment income	10,185,328	34,111,154	18,521,540
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(1,920,608)	(14,518,564)	(3,404,431)
Net change in unrealized appreciation (depreciation) on investments	10,856,810	39,297,790	21,692,144
Net realized and unrealized gain (loss)	8,936,202	24,779,226	18,287,713
Net increase (decrease) in net assets resulting from operations	$19,121,530	$58,890,380	$36,809,253

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		FRANKLIN TAX-FREE TRUST
		FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2015

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$7,572,350	$18,018,864	$23,796,544
Expenses:
Management fees (Note 3a)	951,844	1,995,465	2,737,688
Distribution fees: (Note 3c)
Class A	165,327	321,212	400,848
Class C	—	431,881	834,899
Transfer agent fees: (Note 3e)
Class A	74,528	146,948	184,093
Class C	—	30,400	58,976
Advisor Class	—	—	11,091
Custodian fees	1,450	3,467	4,931
Reports to shareholders	14,119	25,075	30,770
Registration and filing fees	5,141	8,160	15,361
Professional fees	39,523	47,913	53,163
Trustees’ fees and expenses	895	2,087	3,001
Other	22,739	34,600	39,217
Total expenses	1,275,566	3,047,208	4,374,038
Net investment income	6,296,784	14,971,656	19,422,506
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(2,376,253)	(4,661,756)	(3,279,790)
Net change in unrealized appreciation (depreciation) on investments	8,098,522	16,957,289	20,540,753
Net realized and unrealized gain (loss)	5,722,269	12,295,533	17,260,963
Net increase (decrease) in net assets resulting from operations	$12,019,053	$27,267,189	$36,683,469

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended February 28, 2015

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$49,082,631	$50,556,043	$32,036,838
Expenses:
Management fees (Note 3a)	5,156,561	5,337,414	3,473,932
Distribution fees: (Note 3c)
Class A	884,513	843,021	557,031
Class C	1,067,542	1,430,441	754,369
Transfer agent fees: (Note 3e)
Class A	389,385	345,150	243,156
Class C	72,295	90,117	50,661
Advisor Class	18,586	27,892	19,001
Custodian fees	9,700	9,896	6,347
Reports to shareholders	66,050	64,255	42,133
Registration and filing fees	12,673	15,171	14,640
Professional fees	83,864	78,981	57,181
Trustees’ fees and expenses	5,914	6,141	3,876
Other	60,312	63,450	38,724
Total expenses	7,827,395	8,311,929	5,261,051
Net investment income	41,255,236	42,244,114	26,775,787
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(14,785,773)	(16,777,437)	(5,961,144)
Net change in unrealized appreciation (depreciation) on investments	45,159,434	36,486,863	20,365,068
Net realized and unrealized gain (loss)	30,373,661	19,709,426	14,403,924
Net increase (decrease) in net assets resulting from operations	$71,628,897	$61,953,540	$41,179,711

130 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$10,185,328	$11,077,632	$34,111,154	$39,267,347
Net realized gain (loss) from investments	(1,920,608)	(2,946,640)	(14,518,564)	(19,840,274)
Net change in unrealized appreciation (depreciation) on
investments	10,856,810	(18,131,236)	39,297,790	(67,227,918)
Net increase (decrease) in net assets resulting from
operations	19,121,530	(10,000,244)	58,890,380	(47,800,845)
Distributions to shareholders from:
Net investment income:
Class A	(8,526,260)	(8,991,815)	(31,719,338)	(33,520,766)
Class C	(1,680,006)	(1,821,929)	(3,298,965)	(3,551,370)
Net realized gains:
Class A	—	(19,746)	—	(2,181,252)
Class C	—	(4,865)	—	(277,295)
Total distributions to shareholders	(10,206,266)	(10,838,355)	(35,018,303)	(39,530,683)
Capital share transactions: (Note 2)
Class A	(1,451,211)	(35,310,227)	(33,916,482)	(208,087,591)
Class B	—	—	—	(220,545)
Class C	1,779,769	(11,558,248)	(2,782,697)	(32,589,173)
Total capital share transactions	328,558	(46,868,475)	(36,699,179)	(240,897,309)
Net increase (decrease) in net assets	9,243,822	(67,707,074)	(12,827,102)	(328,228,837)
Net assets:
Beginning of year	268,766,066	336,473,140	827,813,640	1,156,042,477
End of year	$278,009,888	$268,766,066	$814,986,538	$827,813,640
Undistributed net investment income included in net assets:
End of year	$333,931	$379,705	$1,881,020	$2,791,789

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$18,521,540	$21,149,609	$6,296,784	$7,360,157
Net realized gain (loss) from investments	(3,404,431)	(4,592,835)	(2,376,253)	(2,708,976)
Net change in unrealized appreciation (depreciation) on
investments	21,692,144	(37,900,375)	8,098,522	(11,700,485)
Net increase (decrease) in net assets resulting from
operations	36,809,253	(21,343,601)	12,019,053	(7,049,304)
Distributions to shareholders from:
Net investment income:
Class A	(14,737,038)	(16,540,000)	(6,302,653)	(7,118,111)
Class C	(3,639,932)	(4,201,491)	—	—
Total distributions to shareholders	(18,376,970)	(20,741,491)	(6,302,653)	(7,118,111)
Capital share transactions: (Note 2)
Class A	4,551,323	(74,458,025)	(3,327,261)	(38,712,538)
Class C	6,514,515	(37,616,499)	—	—
Total capital share transactions	11,065,838	(112,074,524)	(3,327,261)	(38,712,538)
Net increase (decrease) in net assets	29,498,121	(154,159,616)	2,389,139	(52,879,953)
Net assets:
Beginning of year	504,369,688	658,529,304	165,889,241	218,769,194
End of year	$533,867,809	$504,369,688	$168,278,380	$165,889,241
Undistributed net investment income included in net assets:
End of year	$860,909	$743,248	$266,877	$272,755

132 | Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$14,971,656	$17,108,186	$19,422,506	$22,410,546
Net realized gain (loss) from investments	(4,661,756)	(11,779,811)	(3,279,790)	(12,419,592)
Net change in unrealized appreciation (depreciation) on
investments	16,957,289	(24,941,368)	20,540,753	(39,139,035)
Net increase (decrease) in net assets resulting from
operations	27,267,189	(19,612,993)	36,683,469	(29,148,081)
Distributions to shareholders from:
Net investment income:
Class A	(12,791,436)	(13,711,607)	(14,607,161)	(16,072,452)
Class C	(2,242,921)	(2,546,831)	(3,896,761)	(4,373,565)
Advisor Class	—	—	(902,174)	(1,048,780)
Total distributions to shareholders	(15,034,357)	(16,258,438)	(19,406,096)	(21,494,797)
Capital share transactions: (Note 2)
Class A	(1,117,512)	(81,677,834)	(26,527,601)	(95,352,529)
Class C	(111,370)	(27,399,586)	(9,290,619)	(34,962,476)
Advisor Class	—	—	6,426,436	(7,734,369)
Total capital share transactions	(1,228,882)	(109,077,420)	(29,391,784)	(138,049,374)
Net increase (decrease) in net assets	11,003,950	(144,948,851)	(12,114,411)	(188,692,252)
Net assets:
Beginning of year	388,010,233	532,959,084	557,595,729	746,287,981
End of year	$399,014,183	$388,010,233	$545,481,318	$557,595,729
Undistributed net investment income included in net assets:
End of year	$877,211	$963,080	$1,134,168	$1,119,111

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FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$41,255,236	$46,984,239	$42,244,114	$49,537,247
Net realized gain (loss) from investments	(14,785,773)	(19,496,104)	(16,777,437)	(25,955,236)
Net change in unrealized appreciation (depreciation)
on investments	45,159,434	(86,557,670)	36,486,863	(99,611,991)
Net increase (decrease) in net assets resulting
from operations	71,628,897	(59,069,535)	61,953,540	(76,029,980)
Distributions to shareholders from:
Net investment income:
Class A	(34,110,046)	(37,129,029)	(32,866,256)	(35,876,622)
Class C	(5,374,381)	(5,990,295)	(7,258,125)	(8,399,064)
Advisor Class	(1,666,384)	(2,505,322)	(2,727,567)	(2,836,411)
Total distributions to shareholders	(41,150,811)	(45,624,646)	(42,851,948)	(47,112,097)
Capital share transactions: (Note 2)
Class A	(24,161,035)	(191,322,678)	(23,999,054)	(227,135,329)
Class C	(4,579,307)	(38,172,043)	(15,206,880)	(79,767,549)
Advisor Class	(6,369,090)	(39,887,579)	12,676,625	(19,137,364)
Total capital share transactions	(35,109,432)	(269,382,300)	(26,529,309)	(326,040,242)
Net increase (decrease) in net assets	(4,631,346)	(374,076,481)	(7,427,717)	(449,182,319)
Net assets:
Beginning of year	1,098,767,809	1,472,844,290	1,144,084,847	1,593,267,166
End of year	$1,094,136,463	$1,098,767,809	$1,136,657,130	$1,144,084,847
Undistributed net investment income included in
net assets:
End of year	$1,350,906	$1,293,657	$2,021,108	$2,632,259

134 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN TAX-FREE TRUST
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia
	Tax-Free Income Fund
	Year Ended February 28,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$26,775,787	$30,757,169
Net realized gain (loss) from investments	(5,961,144)	(18,266,509)
Net change in unrealized appreciation (depreciation) on investments	20,365,068	(51,484,253)
Net increase (decrease) in net assets resulting from operations	41,179,711	(38,993,593)
Distributions to shareholders from:
Net investment income:
Class A	(21,253,195)	(23,854,742)
Class C	(3,725,588)	(4,263,895)
Advisor Class	(1,703,846)	(1,428,618)
Total distributions to shareholders	(26,682,629)	(29,547,255)
Capital share transactions: (Note 2)
Class A	(15,847,694)	(162,656,488)
Class C	(4,791,805)	(41,230,250)
Advisor Class	8,294,299	(1,220,279)
Total capital share transactions	(12,345,200)	(205,107,017)
Net increase (decrease) in net assets	2,151,882	(273,647,865)
Net assets:
Beginning of year	719,205,974	992,853,839
End of year	$721,357,856	$719,205,974
Undistributed net investment income included in net assets:
End of year	$1,271,361	$1,195,929

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

Class A

Franklin Kentucky Tax-Free Income Fund

Class A & Class C

Franklin Alabama Tax-Free Income Fund Franklin Florida Tax-Free Income Fund Franklin Georgia Tax-Free Income Fund Franklin Louisiana Tax-Free Income Fund

Class A, Class C & Advisor Class

Franklin Maryland Tax-Free Income Fund Franklin Missouri Tax-Free Income Fund Franklin North Carolina Tax-Free Income Fund Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally

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FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	1,555,386	$17,828,561	4,897,989	$55,105,952
Shares issued in reinvestment of distributions	624,062	7,153,305	2,086,263	23,448,391
Shares redeemed	(2,313,836)	(26,433,077)	(10,031,247)	(112,470,825)
Net increase (decrease)	(134,388)	$(1,451,211)	(3,046,995)	$(33,916,482)
Year ended February 28, 2014
Shares sold	1,482,199	$16,838,639	3,306,053	$37,118,374
Shares issued in reinvestment of distributions	679,332	7,639,313	2,356,189	26,303,464
Shares redeemed	(5,329,566)	(59,788,179)	(24,406,789)	(271,509,429)
Net increase (decrease)	(3,168,035)	$(35,310,227)	(18,744,547)	$(208,087,591)

Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(18,259)	$(220,545)

Class C Shares:
Year ended February 28, 2015
Shares sold	645,288	$7,468,024	847,630	$9,712,286
Shares issued in reinvestment of distributions	111,332	1,290,911	237,122	2,714,025
Shares redeemed	(603,238)	(6,979,166)	(1,333,540)	(15,209,008)
Net increase (decrease)	153,382	$1,779,769	(248,788)	$(2,782,697)
Year ended February 28, 2014
Shares sold	471,363	$5,463,376	750,275	$8,660,027
Shares issued in reinvestment of distributions	120,181	1,366,811	278,539	3,165,175
Shares redeemed	(1,631,621)	(18,388,435)	(3,925,348)	(44,414,375)
Net increase (decrease)	(1,040,077)	$(11,558,248)	(2,896,534)	$(32,589,173)
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	4,004,416	$49,446,589	1,347,722	$15,403,270
Shares issued in reinvestment of distributions	1,008,052	12,419,439	498,909	5,689,694
Shares redeemed	(4,667,922)	(57,314,705)	(2,149,653)	(24,420,225)
Net increase (decrease)	344,546	$4,551,323	(303,022)	$(3,327,261)
Year ended February 28, 2014
Shares sold	5,453,725	$66,088,682	1,503,180	$17,148,151
Shares issued in reinvestment of distributions	1,161,778	14,007,558	569,264	6,378,705
Shares redeemed	(12,913,170)	(154,554,265)	(5,600,511)	(62,239,394)
Net increase (decrease)	(6,297,667)	$(74,458,025)	(3,528,067)	$(38,712,538)

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NOTES TO FINANCIAL STATEMENTS

	Franklin Georgia
	Tax-Free Income Fund
	Shares	Amount

Class C Shares:
Year ended February 28, 2015
Shares sold	1,434,622	$17,927,128
Shares issued in reinvestment of distributions	243,128	3,034,779
Shares redeemed	(1,161,285)	(14,447,392)
Net increase (decrease)	516,465	$6,514,515
Year ended February 28, 2014
Shares sold	1,244,186	$15,501,916
Shares issued in reinvestment of distributions	291,633	3,564,656
Shares redeemed	(4,668,428)	(56,683,071)
Net increase (decrease)	(3,132,609)	$(37,616,499)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	3,305,372	$38,027,138	2,639,073	$30,148,183
Shares issued in reinvestment of distributions	1,035,233	11,900,412	1,050,737	12,022,849
Shares redeemed	(4,457,717)	(51,045,062)	(6,012,239)	(68,698,633)
Net increase (decrease)	(117,112)	$(1,117,512)	(2,322,429)	$(26,527,601)
Year ended February 28, 2014
Shares sold	3,279,977	$37,623,531	3,219,635	$36,651,592
Shares issued in reinvestment of distributions	1,119,821	12,703,730	1,176,002	13,246,010
Shares redeemed	(11,730,537)	(132,005,095)	(12,962,978)	(145,250,131)
Net increase (decrease)	(7,330,739)	$(81,677,834)	(8,567,341)	$(95,352,529)

Class C Shares:
Year ended February 28, 2015
Shares sold	668,780	$7,809,480	915,339	$10,646,198
Shares issued in reinvestment of distributions	180,088	2,099,281	282,935	3,293,638
Shares redeemed	(862,529)	(10,020,131)	(1,998,388)	(23,230,455)
Net increase (decrease)	(13,661)	$(111,370)	(800,114)	$(9,290,619)
Year ended February 28, 2014
Shares sold	673,976	$7,902,716	906,466	$10,543,615
Shares issued in reinvestment of distributions	204,595	2,353,474	325,574	3,728,316
Shares redeemed	(3,296,251)	(37,655,776)	(4,336,546)	(49,234,407)
Net increase (decrease)	(2,417,680)	$(27,399,586)	(3,104,506)	$(34,962,476)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold			995,802	$11,358,267
Shares issued in reinvestment of distributions			42,543	487,908
Shares redeemed			(474,464)	(5,419,739)
Net increase (decrease)			563,881	$6,426,436
Year ended February 28, 2014
Shares sold			1,117,999	$12,895,251
Shares issued in reinvestment of distributions			45,533	513,914
Shares redeemed			(1,913,019)	(21,143,534)
Net increase (decrease)			(749,487)	$(7,734,369)

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FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	6,679,086	$80,600,045	7,124,347	$86,232,285
Shares issued in reinvestment of distributions	2,510,483	30,299,534	2,299,010	27,826,838
Shares redeemed	(11,218,950)	(135,060,614)	(11,418,432)	(138,058,177)
Net increase (decrease)	(2,029,381)	$(24,161,035)	(1,995,075)	$(23,999,054)
Year ended February 28, 2014
Shares sold	7,003,327	$84,735,207	6,925,642	$84,525,706
Shares issued in reinvestment of distributions	2,728,507	32,737,442	2,516,133	30,472,186
Shares redeemed	(25,890,384)	(308,795,327)	(28,364,312)	(342,133,221)
Net increase (decrease)	(16,158,550)	$(191,322,678)	(18,922,537)	$(227,135,329)

Class C Shares:
Year ended February 28, 2015
Shares sold	1,632,857	$19,889,848	2,015,869	$24,780,166
Shares issued in reinvestment of distributions	392,394	4,777,921	496,658	6,095,475
Shares redeemed	(2,409,202)	(29,247,076)	(3,761,910)	(46,082,521)
Net increase (decrease)	(383,951)	$(4,579,307)	(1,249,383)	$(15,206,880)
Year ended February 28, 2014
Shares sold	2,001,437	$24,777,626	1,780,825	$22,267,850
Shares issued in reinvestment of distributions	436,433	5,279,296	565,287	6,939,932
Shares redeemed	(5,676,690)	(68,228,965)	(8,931,764)	(108,975,331)
Net increase (decrease)	(3,238,820)	$(38,172,043)	(6,585,652)	$(79,767,549)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold	814,263	$9,831,556	2,224,762	$27,000,945
Shares issued in reinvestment of distributions	67,281	812,420	183,955	2,227,504
Shares redeemed	(1,407,964)	(17,013,066)	(1,367,733)	(16,551,824)
Net increase (decrease)	(526,420)	$(6,369,090)	1,040,984	$12,676,625
Year ended February 28, 2014
Shares sold	1,073,166	$13,013,595	2,633,684	$31,936,880
Shares issued in reinvestment of distributions	123,868	1,495,437	180,476	2,186,581
Shares redeemed	(4,584,395)	(54,396,611)	(4,445,864)	(53,260,825)
Net increase (decrease)	(3,387,361)	$(39,887,579)	(1,631,704)	$(19,137,364)

	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount

Class A Shares:
Year ended February 28, 2015
Shares sold	4,160,162	$48,394,291
Shares issued in reinvestment of distributions	1,548,857	17,997,897
Shares redeemed	(7,094,142)	(82,239,882)
Net increase (decrease)	(1,385,123)	$(15,847,694)
Year ended February 28, 2014
Shares sold	4,402,667	$51,348,448
Shares issued in reinvestment of distributions	1,758,488	20,249,632
Shares redeemed	(20,475,079)	(234,254,568)
Net increase (decrease)	(14,313,924)	$(162,656,488)

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	Franklin Virginia
	Tax-Free Income Fund
	Shares	Amount

Class C Shares:
Year ended February 28, 2015
Shares sold	1,072,821	$12,641,284
Shares issued in reinvestment of distributions	276,486	3,259,630
Shares redeemed	(1,763,118)	(20,692,719)
Net increase (decrease)	(413,811)	$(4,791,805)
Year ended February 28, 2014
Shares sold	1,128,097	$13,264,571
Shares issued in reinvestment of distributions	317,903	3,712,682
Shares redeemed	(5,017,378)	(58,207,503)
Net increase (decrease)	(3,571,378)	$(41,230,250)

Advisor Class Shares:
Year ended February 28, 2015
Shares sold	1,065,698	$12,334,451
Shares issued in reinvestment of distributions	125,657	1,461,469
Shares redeemed	(473,519)	(5,501,621)
Net increase (decrease)	717,836	$8,294,299
Year ended February 28, 2014
Shares sold	1,785,416	$20,244,533
Shares issued in reinvestment of distributions	94,571	1,086,930
Shares redeemed	(1,982,918)	(22,551,742)
Net increase (decrease)	(102,931)	$(1,220,279)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors) Franklin Templeton Investor Services, LLC (Investor Services)	Administrative manager Principal underwriter Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

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3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin	Franklin	Franklin
		Alabama	Florida	Georgia	Kentucky
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A		0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class C		0.65%	0.65%	0.65%	—

	Franklin	Franklin	Franklin	Franklin	Franklin
	Louisiana	Maryland	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$62,978	$107,927	$105,497
CDSC retained	$1,472	$7,854	$18,752

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	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$45,790	$130,930	$74,143
CDSC retained	$1,764	$3,649	$9,500

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$244,968	$205,850	$115,269
CDSC retained	$11,117	$18,439	$8,262

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$38,152	$119,749	$79,082

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$24,200	$52,239	$95,422

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees	$168,889	$157,355	$127,979

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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4. Income Taxes (continued)

At February 28, 2015, capital loss carryforwards were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$—	$—	$414,407
2017	—	—	2,923,290
Capital loss carryforwards not subject to expiration:
Short term	1,159,119	9,506,356	2,734,571
Long term	3,798,761	24,517,354	6,254,517
Total capital loss carryforwards	$4,957,880	$34,023,710	$12,326,785

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$107,105	$—	$—
2017	417,325	42,728	1,038,820
2018	—	782,096	205,848
Capital loss carryforwards not subject to expiration:
Short term	1,832,698	8,868,279	7,582,316
Long term	3,481,341	8,763,153	9,454,641
Total capital loss carryforwards	$5,838,469	$18,456,256	$18,281,625

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to expiration:
2016	$384,082	$—	$—
2018	760,455	16,085	1,530,757
2019	835	—	—
Capital loss carryforwards not subject to expiration:
Short term	7,301,123	21,581,256	12,537,293
Long term	26,527,302	23,831,050	13,594,777
Total capital loss carryforwards	$34,973,797	$45,428,391	$27,662,827

On February 28, 2015, Franklin Georgia Tax-Free Income Fund had expired capital loss carryforwards of $125,659, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 28, 2015 and 2014, was as follows:
	Franklin Alabama		Franklin Florida		Franklin Georgia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from:
Tax exempt income	$10,206,266	$10,816,183	$35,018,303	$37,080,732	$18,376,970	$20,741,491
Long term capital gain	—	22,172	—	2,449,951	—	—
	$10,206,266	$10,838,355	$35,018,303	$39,530,683	$18,376,970	$20,741,491

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	Franklin Kentucky		Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from tax exempt
income	$6,302,653	$7,118,111	$15,034,357	$16,258,438	$19,406,096	$21,494,797
	Franklin Missouri		Franklin North Carolina		Franklin Virginia
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014	2015	2014
Distributions paid from tax exempt
income	$41,150,811	$45,624,646	$42,851,948	$47,112,097	$26,682,629	$29,547,255

At February 28, 2015, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$258,584,999	$732,831,974	$495,305,692

Unrealized appreciation	$17,820,173	$76,711,022	$43,646,503
Unrealized depreciation	(4,431,804)	(23,926,751)	(8,985,885)
Net unrealized appreciation (depreciation)	$13,388,369	$52,784,271	$34,660,618

Distributable earnings – undistributed tax exempt income	$429,698	$2,418,374	$958,642

	Franklin	Franklin	Franklin
	Kentucky	Louisiana	Maryland
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$151,573,290	$366,218,933	$520,240,371

Unrealized appreciation	$13,894,912	$31,898,688	$32,713,156
Unrealized depreciation	(2,770,954)	(5,869,087)	(12,843,600)
Net unrealized appreciation (depreciation)	$11,123,958	$26,029,601	$19,869,556

Distributable earnings – undistributed tax exempt income	$312,726	$951,182	$1,354,827

	Franklin	Franklin	Franklin
	Missouri	North Carolina	Virginia
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$1,008,173,603	$1,042,433,853	$682,465,591

Unrealized appreciation	$78,731,150	$74,205,809	$48,947,067
Unrealized depreciation	(29,793,322)	(30,215,363)	(17,721,688)
Net unrealized appreciation (depreciation)	$48,937,828	$43,990,446	$31,225,379

Distributable earnings – undistributed tax exempt income	$1,610,346	$2,395,091	$1,554,226

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts.

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5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2015, were as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin
	Alabama	Florida	Georgia	Kentucky	Louisiana
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$17,204,790	$41,107,080	$73,073,493	$10,220,025	$55,851,635
Sales	$19,984,778	$94,893,732	$59,713,981	$15,882,185	$50,312,690

		Franklin	Franklin	Franklin	Franklin
		Maryland	Missouri	North Carolina	Virginia
		Tax-Free	Tax-Free	Tax-Free	Tax-Free
		Income Fund	Income Fund	Income Fund	Income Fund
Purchases		$85,639,218	$50,505,095	$76,363,821	$57,675,260
Sales		$93,513,710	$97,092,514	$132,485,764	$57,397,738

6. Concentration of Risk

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2015, the Funds did not use the Global Credit Facility.

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At February 28, 2015, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.	IDA	Industrial Development Authority/Agency
AMBAC	American Municipal Bond Assurance Corp.	IDAR	Industrial Development Authority Revenue
BHAC	Berkshire Hathaway Assurance Corp.	IDB	Industrial Development Bond/Board
CDA	Community Development Authority/Agency	IDBR	Industrial Development Board Revenue
CDD	Community Development District	MBS	Mortgage-Backed Security
CDR	Community Development Revenue	MFHR	Multi-Family Housing Revenue
CIFG	CDC IXIS Financial Guaranty	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	MFR	Multi-Family Revenue
CRDA	Community Redevelopment Authority/Agency	NATL	National Public Financial Guarantee Corp.
EDA	Economic Development Authority	PBA	Public Building Authority
EDC	Economic Development Corp.	PCFA	Pollution Control Financing Authority
EDR	Economic Development Revenue	PCR	Pollution Control Revenue
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FHA	Federal Housing Authority/Agency	RAN	Revenue Anticipation Note
FICO	Financing Corp.	SFM	Single Family Mortgage
GARB	General Airport Revenue Bonds	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage Association	XLCA	XL Capital Assurance
GO	General Obligation
HDA	Housing Development Authority/Agency
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 16, 2015

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2015. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	138	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	112	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
cations services) (2011-present) and
H.J. Heinz Company (processed foods
and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution)
(1977-1987).

Sam Ginn (1937)	Trustee	Since 2007	112	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
(global energy company) (1989-2009),
Hewlett-Packard Company (technology
company) (1996-2002), Safeway, Inc.
(grocery retailer) (1991-1998) and
TransAmerica Corporation (insurance
company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network)
(2012-2014); Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive
Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
facture and distribution of titanium)
(1999-present), Canadian National
Railway (railroad) (2001-present),
White Mountains Insurance Group, Ltd.
(holding company) (2004-present) and
H.J. Heinz Company (processed foods
and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	138	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2005	138	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999)); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	138	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
				company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	112	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

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Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	148	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	138	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since 2013

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes cat least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within Franklin Tax-Free Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address persistent cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continual enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and

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Board Review of Investment Management

Agreement (continued) other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests, as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2014, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. The Lipper reports showed the income return for each Fund to be above the median of its Lipper performance universe for 2014, as well as for the previous three-, five- and 10-year periods on an annualized basis, with most being in the highest or second-highest performing quintile during all such periods. The Lipper reports showed the total returns of a majority of the Funds to be above the medians of their respective Lipper performance universes in 2014, and on an annualized basis, the total returns of all Funds were at or above the medians of their Lipper performance universes for the 10-year period. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the medians of their respective Lipper expense groups, with the exception of Franklin Alabama Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund. The contractual investment management fee rate of each such Fund, however, was within two basis points of its respective Lipper expense group median, except for Franklin Kentucky Tax-Free Income Fund. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective Lipper expense groups, with each being in the least expensive quintile of such group except for Franklin Kentucky Tax-Free Income Fund. Based on the above, the Board was satisfied with the investment management fee and total expense ratios of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with

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SHAREHOLDER INFORMATION

that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds’ investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5%

on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable contractual management fee and total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The favorable expense comparison for each Fund within its Lipper expense group as previously discussed under “Comparative Expenses” was also noted. The Board observed that at December 31, 2014, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides for a sharing of benefits with the Fund and its shareholders as the Fund grows.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
Franklin Tax-Free Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.

TF2 A 04/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $818,218 for the fiscal year ended February 28, 2015 and $866,532 for the fiscal year ended February 28, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended February 28, 2015 and $6,930 for the fiscal year ended February 28, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,247 for the fiscal year ended February 28, 2015 and $0 for the fiscal year ended February 28, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $150,489 for the fiscal year ended February 28, 2015 and $39,194 for the fiscal year ended February 28, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $159,736 for the fiscal year ended February 28, 2015 and $46,124 for the fiscal year ended February 28, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 24, 2015

By  /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 24, 2015